                                                                   EXHIBIT 10.6

          Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote such omission.



                             COLLABORATION AGREEMENT


                                 by and between


                        Millennium BioTherapeutics, Inc.


                                       and


                              Eli Lilly and Company


                                  May 28, 1997

                                TABLE OF CONTENTS

                                                                        PAGE
                                                                        ----
ARTICLE I
      DEFINITIONS..........................................................1
      Section 1.1.  General................................................1
      Section 1.2.  "Affiliate"............................................1
      Section 1.3.  "Antibody".............................................1
      Section 1.4.  "Antisense Drug".......................................2
      Section 1.5.  "Confidential Information of a Party"..................2
      Section 1.6.  "COPS".................................................2
      Section 1.7.  "Derivative"...........................................3
      Section 1.8.  "Diagnostic Product"...................................3
      Section 1.9.  "DOJ"..................................................3
      Section 1.10. "Existing TANGO Technology"............................3
      Section 1.11. "Field"................................................3
      Section 1.12. "First Commercial Sale"................................3
      Section 1.13. "First License Maintenance Fee"........................3
      Section 1.14. "FTC"..................................................3
      Section 1.15. "FTE"..................................................3
      Section 1.16. "Gene Therapy Drug"....................................4
      Section 1.17. "HSR Act"..............................................4
      Section 1.18. "HSR Filing"...........................................4
      Section 1.19. "IND"..................................................4
      Section 1.20. "Joint Management Team"................................4
      Section 1.21. "Know-How".............................................4
      Section 1.22. "Level I Qualified Protein"............................4
      Section 1.23. "Level II Qualified Protein"...........................4
      Section 1.24. "Level III Qualified Protein"..........................5
      Section 1.25. "License Agreement"....................................5
      Section 1.26. "Lilly Accessible Program Clone".......................5
      Section 1.27. "Lilly Contributed Know-How"...........................5
      Section 1.28. "Lilly Contributed Know-How Patent Right"..............5
      Section 1.29. "Lilly Corresponding Drug".............................6
      Section 1.30. "Lilly Program Manager"................................6
      Section 1.31. "Lilly Selected Protein"...............................6
      Section 1.32. "Lilly Small Molecule Drug"............................6
      Section 1.33. "Major Market Countries"...............................6
      Section 1.34. "MBI Accessible Program Clone".........................6
      Section 1.35. "MBI Contributed Know-How".............................6
      Section 1.36. "MBI Contributed Know-How Patent Right"................7
      Section 1.37. "MBI Discovery Program"................................7
      Section 1.38. "MBI Program Know-How".................................7

      Section 1.39. "MBI Program Know-How Patent Right".....................7
      Section 1.40. "MBI Program Methodology"...............................7
      Section 1.41. "MBI Program Methodology Patent Right"..................7
      Section 1.42. "MBI Selected Protein"..................................7
      Section 1.43. "MBI Small Molecule Drug"...............................7
      Section 1.44. "MBI Therapeutic Product"...............................7
      Section 1.45. "Milestone Payment".....................................8
      Section 1.46. "Net Sales".............................................8
      Section 1.47. "Non-Pool Program Protein"..............................9
      Section 1.48. "Party".................................................9
      Section 1.49. "Patent Right"..........................................9
      Section 1.50. "Peptido Mimetic".......................................9
      Section 1.51. "Phase III Clinical Trials".............................9
      Section 1.52. "Product"..............................................10
      Section 1.53. "Program Clone"........................................10
      Section 1.54. "Program Confidential Information".....................10
      Section 1.55. "Program Director".....................................10
      Section 1.56. "Program Plan".........................................10
      Section 1.57. "Program Protein"......................................10
      Section 1.58. "Protein"..............................................10
      Section 1.59. "Protein License Fee"..................................10
      Section 1.60. "PTAC Approval"........................................10
      Section 1.61. "Second License Maintenance Fee".......................10
      Section 1.62. "Selectable Pool"......................................11
      Section 1.63. "Selection Date".......................................11
      Section 1.64. "Small Molecule Drug"..................................11
      Section 1.65. "Territory"............................................11
      Section 1.66. "Therapeutic Product"..................................11
      Section 1.67. "Valid Claim"..........................................11

ARTICLE II
      MBI DISCOVERY PROGRAM................................................11
      Section 2.1.  The Program and Its Goals..............................11
      Section 2.2.  Program Term...........................................12
      Section 2.3.  Program Management.....................................12
      Section 2.4.  Program Staffing.......................................14
      Section 2.5.  Conduct of Program.....................................14
      Section 2.6.  Selection of Program Proteins by the Parties...........15
      Section 2.7.  Transfer of Biological Materials.......................22
      Section 2.8.  Exclusive Arrangement..................................23

ARTICLE III
      COVENANTS AND GRANTS OF RIGHTS.......................................23
      Section 3.1.  Covenant Not to Sue....................................23

            Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote such omission.


     Section 3.2.  Licenses to Lilly......................................24
     Section 3.3.  Licenses to MBI........................................24
     Section 3.4.  ****************************...........................25
     Section 3.5.  Lilly's Option to Manufacture..........................27
     Section 3.6.  ****************************...........................28

ARTICLE IV
     CONFIDENTIALITY......................................................30
     Section 4.1.  Confidential Information of a Party....................30
     Section 4.2.  Employee Obligations...................................31
     Section 4.3.  Disclosure of Program Confidential Information.........31
     Section 4.4.  Term...................................................31

ARTICLE V
     PATENT OWNERSHIP AND PROTECTION......................................32
     Section 5.1.  Ownership..............................................32
     Section 5.2.  Review and Comment.....................................32
     Section 5.3.  Prosecution and Maintenance............................32
     Section 5.4.  Costs and Expenses.....................................32

ARTICLE VI
     PAYMENTS.............................................................33
     Section 6.1.  Research Funds.........................................33
     Section 6.2.  Royalty Payments on Lilly Small Molecule Drugs.........34
     Section 6.3.  Royalty Payments on MBI Small Molecule Drugs...........34

ARTICLE VII
     ACCOUNTING...........................................................35
     Section 7.1.  Royalty Reports........................................35
     Section 7.2.  Delivery of Royalty....................................35
     Section 7.3.  Audits.................................................35
     Section 7.4.  Exchange Rates.........................................35
     Section 7.5.  Withholding Taxes......................................36
     Section 7.6.  Reporting..............................................36

ARTICLE VIII
     DURATION.............................................................36

ARTICLE IX
     TERMINATION..........................................................36

     Section 9.1.  Investment Termination Event...........................36
     Section 9.2.  Termination For Material Breach........................37
     Section 9.3.  Rights Upon Termination For Breach.....................37
     Section 9.4.  Residual Rights........................................40

ARTICLE X
     PRODUCT LIABILITY INDEMNIFICATION....................................41
     Section 10.1. Indemnification by Lilly...............................41
     Section 10.2. Indemnification by MBI.................................42

ARTICLE XI
     GOOD FAITH NEGOTIATION/DISPUTE RESOLUTION............................42

ARTICLE XII
     GOVERNING LAW........................................................43

ARTICLE XIII
     ASSIGNMENT...........................................................43

ARTICLE XIV
     INSOLVENCY...........................................................43

ARTICLE XV
     AMENDMENTS...........................................................43

ARTICLE XVI
     NOTICES..............................................................44

ARTICLE XVII
     FORCE MAJEURE........................................................45

ARTICLE XVIII
     REPRESENTATIONS AND WARRANTIES.......................................45
     Section 18.1.  Representation of Authority...........................45
     Section 18.2.  Knowledge of Pending or Threatened Litigation.........45
     Section 18.3.  Employee Obligations..................................45

Article XIX
     PUBLIC ANNOUNCEMENTS AND PUBLICATIONS................................46
     Section 19.1.  Press Releases and Announcements......................46
     Section 19.2.  Publications..........................................46

ARTICLE XX
     ADDITIONAL AGREEMENT.................................................47

     Section 20.1. Independent Contractors................................47
     Section 20.2. Consents Not Unreasonably Withheld.....................47
     Section 20.3. No Strict Construction.................................47
     Section 20.4. Headings...............................................47
     Section 20.5. Severance of Clauses...................................48
     Section 20.6. No Waiver..............................................48
     Section 20.7. Counterparts...........................................48


EXHIBIT A          PROGRAM PLAN

EXHIBIT B          EXISTING TANGO TECHNOLOGY

EXHIBIT C          PTAC APPROVAL INFORMATION

EXHIBIT D          LICENSE AGREEMENT

                             COLLABORATION AGREEMENT

         This Agreement is effective as of May 28, 1997 ("the Effective Date"), by and between Millennium BioTherapeutics, Inc. ("MBI"), a corporation organized and existing under the laws of the State of Delaware and a subsidiary of Millennium Pharmaceuticals, Inc. ("Millennium") and having its principal office at 640 Memorial Drive, Cambridge, Massachusetts 02139-4815, and Eli Lilly and Company ("Lilly"), a corporation organized and existing under the laws of the State of Indiana and having its principal place of business at Lilly Corporate Center, Indianapolis, Indiana 46285.

         WHEREAS, MBI is in the business of employing various discovery methodologies to identify proteins with therapeutic utility;

         WHEREAS, Lilly is in the business of discovering, developing and marketing human therapeutics; and

         WHEREAS, Lilly is interested in funding, and in collaborating with MBI in the conduct of, a protein discovery program with the goal of identifying and qualifying potential therapeutic proteins, small molecule targets and diagnostics for further development and commercialization;

         NOW, THEREFORE, MBI and Lilly agree as follows:


                                    ARTICLE I
                                   DEFINITIONS

         Section 1.1. General. When used in this Agreement, each of the following terms, whether used in the singular or plural, shall have the meanings set forth in this Article.

         Section 1.2. "Affiliate" means any corporation, company, partnership, joint venture and/or firm which controls, is controlled by, or is under common control with a Party. For purposes of this Section 1.2, "control" shall mean (a) in the case of corporate entities, direct or indirect ownership of at least fifty percent (50%) of the stock or shares having the right to vote for the election of directors, and (b) in the case of non-corporate entities, direct or indirect ownership of at least fifty percent (50%) of the equity interest with the power to direct the management and policies of such non-corporate entities.

         Section 1.3. "Antibody" means (a) a molecule comprising four (4) polypeptide chains (two (2) identical light chains and two (2) identical heavy chains) that are held together by disulfide bonds and form two (2) identical antigen binding sites or (b) any combination, fragment or altered form of a molecule(s) of the type described in (a) (e.g., single chain antibodies).

         Section 1.4. "Antisense Drug" means any drug or drug candidate which consists of nucleic acid or a functional analog, derivative or homologue thereof and which is complementary to a segment of DNA of a target gene or such target gene's cognate RNA and which, upon delivery by any means, alters the transcription, processing, elaboration, RNA expression or Protein production of or by such target gene.

         Section 1.5. "Confidential Information of a Party" means all materials, Know-How or other information, including, without limitation, proprietary information and materials (whether or not patentable) regarding a Party's technology, products, business information or objectives, which is designated as confidential in writing by the disclosing Party, whether by letter or by the use of an appropriate stamp or legend, prior to or at the time any such material, trade secret or other information is disclosed by the disclosing Party to the other Party. Notwithstanding the foregoing to the contrary, materials, Know-How or other information which is orally, electronically or visually disclosed by a Party, or is disclosed in writing without an appropriate letter, stamp or legend, shall constitute Confidential Information of a Party if the disclosing Party, within thirty (30) days after such disclosure, delivers to the other Party a written document or documents describing the materials, Know-How or other information and referencing the place and date of such oral, visual, electronic or written disclosure and the names of the persons to whom such disclosure was made, provided, however, that any technical information of a Party disclosed at a meeting of the Joint Management Team shall constitute Confidential Information of a Party unless otherwise specified. Confidential Information of a Party does not include Program Confidential Information.

         Section 1.6. "COPS" means the cost of products sold and, with respect to a Product, consists of MBI's direct and allocated indirect manufacturing cost of such Product plus any applicable royalties and third party costs. The standard cost is computed annually and shall include:

         (a) all material and labor cost directly related to the manufacturing of such Product, including without limitation, direct costs relating to packaging, quality assurance and quality control; and

         (b) allocated indirect cost for labor and materials used in support of the manufacturing process; and

         (c) allocated fixed and variable manufacturing overhead costs, including but not limited to production and support and depreciation of production facilities and equipment.

The standard cost for such Product shall be calculated using methodology consistent with MBI's approach for its other product costs.

         Section 1.7. "Derivative" means (a) any fragment of a Protein or (b) any altered form of a Protein or a fragment thereof, including, without limitation, amino acid substitutions, additions, deletions and C- and N-terminal fusions. Derivative does not mean a Peptido Mimetic.

         Section 1.8. "Diagnostic Product" means any diagnostic product, in the form of a device, compound, kit or service, with utility in the diagnosis, prognosis, prediction or disease management of a disorder that (a) is developed through the use of MBI Program Know-How or, subject to any limitations on the use of such Know-How by Lilly, MBI Contributed Know-How and/or is covered by a Valid Claim included in MBI Program Know-How Patent Rights or, subject to any limitations on the use of such Patent Rights by Lilly, MBI Contributed Know-How Patent Rights, (b) embodies, or operates through the detection of a Program Clone or a Program Protein (or a Derivative thereof), and (c) will complement the use of any therapeutic product under development or marketed by Lilly or a development or marketing partner of Lilly (a "Lilly Corresponding Drug").

         Section 1.9. "DOJ" means the Antitrust Division of the United States Department of Justice.

         Section 1.10. "Existing TANGO Technology" means the cDNA libraries, genomic sub-libraries, signal peptide trap libraries (including the clones derived from such libraries and the Proteins encoded therein) and the Proteins set forth in Exhibit B and all associated data and information.

         Section 1.11. "Field" means therapeutic and/or prophylactic application in human health care of Proteins or Derivatives thereof.

         Section 1.12. "First Commercial Sale" means, for each Product, the first commercial sale in a country as part of a nationwide introduction by a Party, its Affiliates or its permitted sublicensees, other than for clinical trial purposes or compassionate use.

         Section 1.13. "First License Maintenance Fee" shall have the meaning set forth in Section 6.1(a) of the License Agreement.

         Section 1.14. "FTC" means the United States Federal Trade Commission.

         Section 1.15. "FTE" means a full time equivalent scientific person year (consisting of a total of forty-seven (47) weeks or one thousand eight hundred eighty (1,880) hours per year of scientific work on or directly related to the MBI Discovery Program), carried out by an employee of MBI, of an Affiliate of MBI or of Lilly, having at least a Bachelor Degree in a science. Scientific work on or directly related to the MBI Discovery Program to be performed by an employee of MBI, of an Affiliate of MBI or of Lilly can include, but is not limited to, experimental laboratory work, recording and writing of results,

          Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote such omission.

reviewing literature and references, holding scientific discussions, managing and leading scientific staff, development and application of tools related to the MBI Discovery Program, and carrying out project management duties.

         Section 1.16. "Gene Therapy Drug" means any drug or drug candidate, excluding an Antisense Drug, which consists of nucleic acid or a functional analog, derivative or homologue thereof and which, upon delivery by any means, provides a gene product encoded therein which is expressed.

         Section 1.17. "HSR Act" means the Hart-Scott-Rodino Antitrust Improvements Act of 1976 (15 U.S.C. sec. 18a).

         Section 1.18. "HSR Filing" means a filing by Lilly with the FTC and DOJ of a Notification and Report Form (as that term is defined in the HSR Act) with respect to a Lilly Selected Protein.

         Section 1.19. "IND" means an Investigational New Drug Application filed with the United States Food and Drug Administration or any equivalent filing with the appropriate regulatory agency, or other committee whose approval is required for the initiation of clinical trials, in a Major Market Country other than the United States, or in Sweden, Denmark, Belgium, the Netherlands or such other country as the Parties may agree upon.

         Section 1.20. "Joint Management Team" means the joint management team, as described in Section 2.3.

         Section 1.21. "Know-How" means any information, data, methods, processes, technology, nucleic acid and Protein sequences and materials, including biological materials such as cell lines, RNA, DNA, DNA fragments, organisms, Proteins, polypeptides, plasmids and vectors and software, user's manuals and guides.

         Section 1.22. "Level I Qualified Protein" means a Protein encoded by a Program Clone which, in the good faith judgment of the Joint Management Team, either (a) has been confirmed to be ********************************************
and has been demonstrated**************************************************which includes***********************************************************************)
or (b) is a *************************************

         Section 1.23. "Level II Qualified Protein" means any Level I Qualified Protein which (a) has had ********************************, and (b) either (i)
has been

          Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote such omission.


********************************************************************************
********************************************************************************
and, based on such data, is determined in good faith by the Joint Management Team to be a *********************************** or (ii) is otherwise approved by the Joint Management Team as being a Level II Qualified Protein.

         Section 1.24. "Level III Qualified Protein" means any Level II Qualified Protein which (a) in the good faith judgment of the Joint Management Team, (i) has been ***********************************************************
and (ii) has been***************************************************************
******************************************************************* and (iii) is
presumed to be******************************************************************
************************************************ or (b) is otherwise approved by the Joint Management Team as being a Level III Qualified Protein.

         Section 1.25. "License Agreement" means an agreement, in the form attached as Exhibit D, to be entered into by the Parties that sets forth the rights and obligations of Lilly and of MBI with respect to products derived from a Lilly Selected Protein.

         Section 1.26. "Lilly Accessible Program Clone" means (a) a Program Clone that is not identified through the use of MBI Contributed Know-How, or (b) a Program Clone that is identified through the use of MBI Contributed Know-How and with respect to which either (i) MBI has not placed any limitation on Lilly's use of such Program Clone for the identification or design of Lilly Small Molecule Drugs or (ii) MBI has placed the limitation that Lilly shall not have the right to use such Program Clone for the identification or design of Lilly Small Molecule Drugs for a period of ****************** from the date on which such Program Clone is identified and such ***************** period has elapsed.

         Section 1.27. "Lilly Contributed Know-How" means Know-How (a) which is necessary or useful in order to discover, develop, make, use, sell or seek approval to market Therapeutic Products, and (b) to which Lilly has the right to grant licenses or sublicenses without violating the terms of any agreement with a third party, and (c) which is in Lilly's possession on the Effective Date or is developed or acquired by Lilly during the term, but not in the course, of the MBI Discovery Program, and (d) which Lilly has elected to contribute to the MBI Discovery Program through written notification to, and with the approval of, the Joint Management Team, which notification shall include any limitations on the use of such Know-How by MBI, provided, however, that if such Know-How is a biological source for the identification of Program Clones, then the only permitted limitation shall be that MBI shall not have the right to use any such

          Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote such omission.

Program Clone for the identification or design of MBI Small Molecule Drugs for a period of ****************** from the date on which such Program Clone is identified, and (e) which is not properly in the public domain.

         Section 1.28. "Lilly Contributed Know-How Patent Right" means a Patent Right that relates to Know-How that is or was at any time Lilly Contributed Know-How.

         Section 1.29. "Lilly Corresponding Drug" shall have the meaning set forth in Section 1.8.

         Section 1.30. "Lilly Program Manager" means the employee of Lilly selected by Lilly to work on the MBI Discovery Program who shall report either directly to the Program Director or to MBI's head of program management. The Lilly Program Manager shall be involved in the day to day activities of the MBI Discovery Program, including, for example, staff meetings, personnel decisions, external research collaborations relating to the MBI Discovery Program, and work directly with the Program Director in the management of all work being conducted under the MBI Discovery Program.

         Section 1.31. "Lilly Selected Protein" means a Program Protein selected by Lilly for further pre-clinical development, clinical development, manufacture and commercialization, pursuant to Section 2.6.

         Section 1.32. "Lilly Small Molecule Drug" means a Small Molecule Drug identified or designed by Lilly through the use of a Lilly Accessible Program Clone and/or the Protein encoded therein.

         Section 1.33. "Major Market Countries" means the United States, Canada, Japan, the United Kingdom, Germany, France, Spain and Italy.

         Section 1.34. "MBI Accessible Program Clone" means (a) a Program Clone that is not identified through the use of Lilly Contributed Know-How, or (b) a Program Clone that is identified through the use of Lilly Contributed Know-How and with respect to which either (i) Lilly has not placed any limitation on MBI's use of such Program Clone for the identification or design of MBI Small Molecule Drugs or (ii) Lilly has placed the limitation that MBI shall not have the right to use such Program Clone for the identification or design of MBI Small Molecule Drugs for a period of ****************** from the date on which such Program Clone is identified and such ****************** period has elapsed.

          Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote such omission.

         Section 1.35. "MBI Contributed Know-How" means Know-How (a) which is necessary or useful in order to discover, develop, make, use, sell or seek approval to market Therapeutic Products, and (b) to which MBI has the right to grant licenses or sublicenses without violating the terms of any agreement with a third party, and (c) which is in MBI's possession on the Effective Date or is developed or acquired by MBI during the term, but not in the course, of the MBI Discovery Program, and (d) which MBI has elected to contribute to the MBI Discovery Program through written notification to, and with the approval of, the Joint Management Team, which notification shall include any limitations on the use of such Know-How by Lilly, provided, however, that if such Know-How is a biological source for the identification of Program Clones, then the only permitted limitation shall be that Lilly shall not have the right to use any such Program Clone for the identification or design of Lilly Small Molecule Drugs for a period of ****************** from the date on which such Program Clone is identified, and (e) which is not properly in the public domain. MBI Contributed Know-How does not include the Existing TANGO Technology.

         Section 1.36. "MBI Contributed Know-How Patent Right" means a Patent Right that relates to Know-How that is or was at any time MBI Contributed Know-How.

         Section 1.37. "MBI Discovery Program" means the therapeutic Protein discovery program to be undertaken by MBI pursuant to this Agreement, with the goal of identifying and qualifying potential therapeutic Proteins for further pre-clinical development, clinical development, manufacturing and commercialization, as described in greater detail in the Program Plan.

         Section 1.38. "MBI Program Know-How" means (a) all Know-How included in the Existing TANGO Technology that is not properly in the public domain, and (b) all Know-How, exclusive of MBI Program Methodology, that (i) is developed in the course of the MBI Discovery Program and (ii) is not properly in the public domain.

         Section 1.39. "MBI Program Know-How Patent Right" means a Patent Right that relates to Know-How that is or was at any time MBI Program Know-How.

         Section 1.40. "MBI Program Methodology" means any methods (including without limitation bioinformatics tools, processes, protocols, assays, automated and semi-automated techniques, molecular biology methods and other methods for the discovery, production and/or characterization of Proteins), that (a) are developed in the course of the MBI Discovery Program, including any improvements in methods technology derived from, or based upon, any Lilly Contributed Know-How and/or MBI Contributed Know-How and (b) are not properly in the public domain.

          Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote such omission.

         Section 1.41. "MBI Program Methodology Patent Right" means a Patent Right that relates to methods that are or were at any time included in MBI Program Metholodogy.

         Section 1.42. "MBI Selected Protein" means a Program Protein selected by MBI for further pre-clinical development, clinical development, manufacture and commercialization, pursuant to Section 2.6.

         Section 1.43. "MBI Small Molecule Drug" means a Small Molecule Drug identified or designed by MBI through the use of a MBI Accessible Program Clone and/or the Protein encoded therein.

         Section 1.44. "MBI Therapeutic Product" means a Therapeutic Product in which the active ingredient is a MBI Selected Protein or a Derivative thereof.

         Section 1.45. "Milestone Payment" means a payment made by Lilly to MBI, pursuant to Section 6.2 of the License Agreement, upon the achievement of a development milestone with respect to a therapeutic or prophylactic product in which the active ingredient is a Lilly Selected Protein or a Derivative thereof.

         Section 1.46. "Net Sales" means, with respect to a Product, the gross amount invoiced by a Party, its Affiliates or sublicensees to unrelated third parties for such Product, in the Territory, less:

                  (a) Trade, quantity and cash discounts actually allowed;

                  (b) Discounts, refunds, rebates, chargebacks, retroactive price adjustments, and any other allowances which effectively reduce the net selling price;

                  (c) Actual Product returns and allowances;

                  (d) That portion of the net selling price associated with the cost of drug delivery systems;

                  (e) Any tax imposed on the production, sale, delivery or use of the Product (excluding federal, state or local taxes based on income);

                  (f) Distribution expenses reasonably documented by the Party; and

                  (g) Any other similar and customary deductions (as defined and accepted by generally accepted accounting principles ("GAAP")), actually incurred.

Such amounts shall be determined from the books and records of the Party maintained in accordance with GAAP, consistently applied.

         In the event that the Product is sold as part of a Combination Product, the Net Sales from the Combination Product, for the purposes of determining royalty payments, shall be determined by multiplying the Net Sales of the Combination Product (as defined in the standard Net Sales definition) by the fraction, A/A+B where A is the average sale price of the Product when sold separately in finished form and B is the average sale price of the other product(s) sold separately in finished form.

         In the event that the average sale price of the Product can be determined but the average sale price of the other product(s) cannot be determined, Net Sales for purposes of determining royalty payments shall be calculated by multiplying the Net Sales of the Combination Product by the fraction C/C+D where C is the selling party's average sales price of the Product and D is the difference between the average selling price of the Combination Product and the average selling price of the Product.

         If the average sale price of the other product(s) can be determined but the average price of the Product cannot be determined, Net Sales for purposes of determining royalty payments shall be calculated by multiplying the Net Sales of the Combination Product by the following formula: one (1) minus C/C+D where C is the average selling price of the other product(s) and D is the difference between the average selling price of the Combination Product and the average selling price of the other product(s). In no event, however, shall the Net Sales of the Product be less than fifty percent (50%) of the Net Sales of the Combination Products.

         In the event that the average sale price of both the Product and the other product(s) in the Combination Product cannot be determined, the Net Sales of the Product shall be deemed to be equal to fifty percent (50%) of the Net Sales of the Combination Product. The Net Sales price for a Combination Product shall be calculated once each calendar year and such price shall be used during all applicable royalty reporting periods for the entire calendar year. When determining the average sale price of a Product or product(s), the average sale price shall be calculated using data arising from the twelve (12) months preceding the calculation of the Net Sales price for the Combination Product. As used above, the term "Combination Product" means any pharmaceutical product which comprises the Product and other active compounds and/or ingredients.

         Section 1.47. "Non-Pool Program Protein" means a Program Protein that has not been placed in the Selectable Pool pursuant to Section 2.6(a).

         Section 1.48. "Party" means Lilly or MBI; "Parties" means Lilly and
MBI.

          Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote such omission.

         Section 1.49. "Patent Right" means a patent or patent application and all divisions, continuations, continuations-in-part, reissues, reexaminations, extensions, Supplementary Protection Certificates and foreign counterparts thereof that is owned or otherwise controlled by MBI or by Lilly.

         Section 1.50. "Peptido Mimetic" means a*******************************
************************************************************************
************************************************************************
************************************************************************
************************************************************************
************************************

         Section 1.51. "Phase III Clinical Trials" means large scale, multicenter, human clinical trials conducted in patients and designed to establish Product efficacy in the particular indication tested and required to obtain approval of Product with health regulatory authorities.

         Section 1.52. "Product" means any product sold by a Party, its Affiliate or its sublicensee, pursuant to this Agreement.

         Section 1.53. "Program Clone" means a clone (including the DNA sequence information, whether partial or full-length, pertaining to the clone), identified in the course of the MBI Discovery Program or included in the Existing TANGO Technology, MBI Contributed Know-How or Lilly Contributed Know-How.

         Section 1.54. "Program Confidential Information" means all materials, Know-How or other information, including, without limitation, proprietary information and materials (whether or not patentable) that (a) are developed in the course of the MBI Discovery Program and (b) are not properly in the public domain.

         Section 1.55. "Program Director" means the employee of MBI selected by MBI to direct the MBI Discovery Program.

         Section 1.56. "Program Plan" means the research and development plan, attached to this Agreement as Exhibit A, that sets forth the goals and research and development time lines for the MBI Discovery Program.

         Section 1.57. "Program Protein" means any Level I Qualified Protein, Level II Qualified Protein, or Level III Qualified Protein.

         Section 1.58. "Protein" means a high molecular weight (i.e., weighing greater than 1000 daltons) polymer compound composed of a variety of amino acids joined by peptide linkages, including allelic variants thereof and post-translationally modified variants thereof (i.e., glycosylated Proteins). For purposes of this Agreement, Protein does not include an Antibody.

         Section 1.59. "Protein License Fee" shall have the meaning set forth in
Section 1.32 of the License Agreement.

         Section 1.60. "PTAC Approval" means approval by Lilly's Project Team Approval Committee, or any successor thereto, of a compound proposed for project team status, following review of scientific and marketing information of the type set forth in Exhibit C. With respect to any Lilly Selected Protein, the process of PTAC Approval shall not differ substantially from that employed by Lilly in evaluating any of its other candidate therapeutic and/or prophylactic Proteins that are at a comparable stage in the development process and are of comparable commercial potential.

         Section 1.61. "Second License Maintenance Fee" shall have the meaning set forth in Section 6.1(b) of the License Agreement.

         Section 1.62. "Selectable Pool" means the pool of Program Proteins that are available to be selected by a Party for further preclinical development, clinical development, manufacture and commercialization, pursuant to Section 2.6.

         Section 1.63. "Selection Date" means the date on which a Program Protein is selected by a Party pursuant to Section 2.6.

         Section 1.64. "Small Molecule Drug" means a therapeutic or prophylactic product, the active ingredient of which is a synthetic small molecule (including but not limited to a Peptido Mimetic), a natural product or a macromolecule that
(a) is identified in a screening assay on the basis of its interaction with a biological target that has been identified through use of a Program Clone, or
(b) is designed or developed using medicinal chemistry, SAR or combinatorial chemistry techniques to interact with a biological target that has been identified through use of a Program Clone, provided, however, that a Small Molecule Drug does not include any Therapeutic Product or any therapeutic and/or prophylactic product in which the active ingredient is a Protein, an Antibody, an Antisense Drug or a Gene Therapy Drug.

         Section 1.65. "Territory" means all countries of the world.

         Section 1.66. "Therapeutic Product" means a therapeutic and/or prophylactic product in which the active ingredient is a Program Protein or a Derivative thereof.

         Section 1.67. "Valid Claim" means any claim pending in a patent application or in an unexpired patent which has not been held unenforceable, unpatentable or invalid by a decision of a court or other governmental agency of competent jurisdiction, unappealable or unappealed within the time allowed for appeal, and which has not been admitted to be invalid or unenforceable through reissue or disclaimer. If in any country there should be two or more such decisions conflicting with respect to the validity of the same claim, the decision of the higher or highest tribunal shall thereafter control; however, should the tribunals be of equal rank, then the decision or decisions upholding the claim shall prevail when the decisions are equal in number, and the majority of decisions shall prevail when the conflicting decisions are unequal in number.


                                   ARTICLE II
                              MBI DISCOVERY PROGRAM

         Section 2.1. The Program and Its Goals. MBI hereby agrees to undertake the MBI Discovery Program under the terms and conditions set forth in this Agreement. Lilly shall provide MBI with research funding to support, in part, the activities undertaken by MBI in the course of the MBI Discovery Program pursuant to Section 6.1, and may participate in the conduct of such program to the extent permitted under Section 2.4. The goals of the MBI Discovery Program are (a) to identify and characterize Level I Qualified Proteins employing various discovery methodologies, including without limitation secreted protein trapping, genomic cluster mapping and EST sequencing, (b) to identify the therapeutic utility of Program Proteins employing various methodologies, including without limitation transcription expression profiling, animal disease recovery modeling and use of transgenic and knock out models, and (c) to qualify selected Program Proteins for further development by the Parties as Therapeutic Products. The activities to be undertaken by MBI, and by Lilly to the extent permitted under Section 2.4, in the course of the MBI Discovery Program are set forth in detail in the Program Plan, which plan is subject to review and modification by the Joint Management Team.

         Section 2.2. Program Term. The MBI Discovery Program shall commence on the Effective Date and shall terminate on the fifth anniversary of the Effective Date unless terminated earlier pursuant to this Section 2.2, Section 9.1 or
Section 9.2.

                  (a) Termination by Lilly. Lilly may terminate the MBI Discovery Program on the third anniversary of the Effective Date or on the fourth anniversary of the Effective Date upon at least one hundred twenty (120) days prior written notice to MBI.

                  (b) Termination Following a Change of Control. Either Party may terminate the MBI Discovery Program upon at least thirty (30) days prior written notice to the other Party if at any time during the term of the MBI Discovery Program the majority control of the other Party is acquired by any pharmaceutical or other health care company.

         Section 2.3. Program Management

                  (a) Joint Management Team. As soon as practicable after the Effective Date, the Parties shall establish a Joint Management Team, consisting of three (3) representatives designated by Lilly and three (3) representatives designated by MBI. Each Party shall make its initial designation of its representation not later than thirty (30) days after the Effective Date. Each Party shall cause its representatives to attend the meetings of the Joint Management Team. If a representative of a Party is unable to attend a meeting, such Party may designate an alternate to attend such meeting in place of the missing representative. In addition, each Party may at its discretion invite nonvoting employees, consultants or scientific advisors to attend the meetings of the Joint Management Team. The Joint Management Team shall meet no less frequently than once each calendar quarter, and shall meet at such other times as deemed appropriate by the Joint Management Team. Each Party may change any one or more of its representatives to the Joint Management Team at any time upon notice to the other Party. The location of the Joint Management Team meetings shall alternate between Massachusetts and Indiana, or as otherwise mutually agreed.

                  (b) Joint Management Team Responsibilities. The Joint Management Team shall be responsible for coordinating and reviewing the activities of the Parties under this Agreement, including without limitation the MBI Discovery Program. Without intending to limit the generality of the foregoing, the Joint Management Team shall (i) allocate the resources and personnel committed to the MBI Discovery Program, (ii) assess the progress of the MBI Discovery Program and, if necessary, modify the Program Plan in order to maximize the likelihood that the goals of the MBI Discovery Program will be achieved, (iii) determine whether any Protein encoded by a Program Clone has achieved the status of a Program Protein (i.e., has achieved the status of a Level I Qualified Protein, a Level II Qualified Protein or a Level III Qualified Protein (and therefore should be placed in the Selectable Pool)), (iv) comply with the reporting obligations set forth in Sections 2.3(c) and 2.6(b), (v) oversee and manage the Selection Process (as that term is defined in Section 2.6), (vi) determine whether Know-How which MBI or Lilly has elected to contribute to the MBI Discovery Program shall be included in the MBI Discovery Program as MBI Contributed Know-How or Lilly Contributed Know-How, as the case may be, and (vii) review and approve all third party agreements, or parts thereof, relating exclusively to the MBI Discovery Program. The Joint Management Team shall be informed of the specific individuals who will work on the MBI Discovery Program. The Joint Management Team shall also attempt to settle any disputes that may arise between the Parties.

                  (c) Joint Management Team Reporting Obligations. During the term of the MBI Discovery Program, the Joint Management Team shall provide the Parties

          Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote such omission.


with a list of the following items no less frequently than once per month or at such other frequency as determined by the Joint Management Team:

                         (i) the Program Clones, including the available DNA sequence information corresponding to such clones, and any other information relating to a Program Clone that encodes a Program Protein; and

                         (ii) the Program Proteins that have not been selected by either Party for further development, manufacture and commercialization pursuant to Section 2.6.

The Joint Management Team shall provide the Parties with the final version of the foregoing list within thirty (30) days following the conclusion of the MBI Discovery Program. In addition, the Joint Management Team shall provide each Party with Quarterly Reviews (as that term is defined in Section 2.6), pursuant to its reporting obligation set forth in Section 2.6

                  (d) Joint Management Team Decisions. The affirmative vote of *** *************** of the members of the Joint Management Team shall be required to take any action. Any member of the Joint Management Team who is not present at any meeting either in person or by a designated alternate may appoint another representative or alternate as his proxy to act on his behalf on all matters coming to a vote. The Joint Management Team may conduct meetings by telephone or video conference. If the Joint Management Team is unable to reach a ****************** or greater vote on any issue, it shall refer that issue to Lilly's Vice President of Research Technologies and Proteins and the President of MBI for resolution.

         Section 2.4. Program Staffing.

                  (a) Program FTEs. MBI shall commit a minimum of ****************** FTEs per year to the conduct of the MBI Discovery Program, provided that Lilly acknowledges that there will be a reasonable initial hiring ramp-up period before MBI reaches the ******************-FTE level. MBI shall use its best efforts to ramp-up to the ****************** FTE level as soon as possible after the Effective Date. By decision of the Joint Management Team the number of FTEs committed to the MBI Discovery Program may be increased or decreased from the ******************-FTE level. Lilly shall have the option of placing employees of Lilly at MBI in order to participate in the conduct of the MBI Discovery Program as FTEs (which employees of Lilly shall be fully committed to the MBI Discovery Program), and thereby reduce its research funding obligations as set forth in Section 6.1, provided that (i) each such Lilly employee shall be reasonably

          Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote such omission.


acceptable to MBI and (ii) in no event shall the number of FTEs that are Lilly employees exceed ****************** of the total number of FTEs committed to the MBI Discovery Program. During the term of the MBI Discovery Program, MBI shall submit to Lilly a quarterly report stating the name of each employee working as a FTE in the MBI Discovery Program and the number of hours that each such employee spent on the MBI Discovery Program.

                  (b) Program Director. The Parties acknowledge and agree that the initial Program Director shall be Dr. David Gearing, an employee of MBI. In the event that Dr. Gearing leaves the position of Program Director for any reason, a successor shall be selected by MBI, provided, however, that Lilly must approve such successor, which approval shall not be unreasonably withheld.

         Section 2.5. Conduct of Program. The research and development activities to be undertaken in the course of the MBI Discovery Program shall be conducted at MBI under the direction of the Program Director, with the assistance of the Lilly Program Manager. Each of the FTEs committed to the MBI Discovery Program shall take direction from the Program Director. MBI shall use reasonable efforts in achieving the goals of the MBI Discovery Program, as set forth in the Program Plan. In addition, MBI shall use reasonable efforts to carry out all work done in connection with the MBI Discovery Program in compliance with any federal, state or local laws, regulations and guidelines governing the conduct of such work. All animals involved in the MBI Discovery Program shall be provided humane care and treatment in accordance with generally acceptable current veterinary practices. Notwithstanding the foregoing, MBI's obligations as set forth in this Section 2.5 shall extend only to the activities of FTEs who are employees of MBI or of an Affiliate of MBI. To the extent that Lilly employees participate in the conduct of the MBI Discovery Program pursuant to Section 2.4, Lilly shall use reasonable efforts to insure that its employees comply with the obligations set forth in this Section 2.5.

         Section 2.6. Selection of Program Proteins by the Parties. During the term of the MBI Discovery Program, each Party shall have the right to select Program Proteins from the Selectable Pool for further preclinical development, clinical development, manufacture and commercialization by such Party (the "Selection Process"). The Selection Process shall operate as follows:

                  (a) The Selectable Pool. A Program Protein shall enter the Selectable Pool at the time that it is determined by the Joint Management Team that such Program Protein meets the criteria for qualification as a Level III Qualified Protein.

                  (b) Quarterly Reviews. Within thirty (30) days following the first business day of each calendar quarter during the term of the MBI Discovery Program and within thirty (30) days following the conclusion of the MBI Discovery Program, the Joint Management Team shall provide each Party with a summary of the information available with respect to any Program Protein in the Selectable Pool, including information relating to the status of MBI Program Know-How Patent Rights, MBI Contributed Know-How Patent Rights and Lilly Contributed Know-How Patent Rights with respect to such Program Proteins (the "Quarterly Review"). The purpose of the Quarterly Review is to supply each Party with the information necessary to enable such Party to make a determination as to whether any of the Program Proteins in the Selectable Pool shall be selected by such Party for further preclinical development, clinical development and commercialization. At Lilly's request, MBI shall allow Lilly to review the patent application prosecution history files of the MBI Program Know-How Patent Rights and MBI Contributed Know-How Patent Rights relating to the Program Proteins eligible for selection by Lilly at the Quarterly Selection Meeting (as that term is defined in Section 2.6(c)(i)) or the Final Selection Meeting (as that term is defined in Section 2.6(c)(ii)), at least two (2) weeks before such Quarterly Selection Meeting or Final Selection Meeting, as the case may be. At MBI's request, Lilly shall allow MBI to review the patent application prosecution history files of the Lilly Contributed Know-How Patent Rights relating to the Program Proteins eligible for selection by MBI at the Quarterly Selection Meeting or the Final Selection Meeting, at least two (2) weeks before such Quarterly Selection Meeting or Final Selection Meeting, as the case may be.

                  (c) Selection of Program Proteins.

                         (i) Quarterly Selection Meetings. Beginning in the
first calendar quarter during the term of the MBI Discovery Program in which the most recent Quarterly Review indicates that the Selectable Pool contains at least one Program Protein (the "Initial Quarter") and, thereafter, in each subsequent calendar quarter during the term of the MBI Discovery Program (including the last calendar quarter of the MBI Discovery Program) in which the Selectable Pool contains at least one Program Protein, the Parties shall have the opportunity to make their selections of Program Proteins in the Selectable Pool for further development, manufacture and commercialization. The selection of Program Proteins in the Selectable Pool shall be made by the Parties, through their designated representatives on the Joint Management Team, at a meeting of the Joint Management Team scheduled within thirty (30) days after receipt by the Parties of a Quarterly Review (the "Quarterly Selection Meetings"). The Joint Management Team shall provide each Party with any additional information regarding Program Proteins in the Selectable Pool that is developed in the course of the MBI Discovery Program after the receipt by the Parties of the Quarterly Review and before the next

          Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote such omission.


Quarterly Selection Meeting. Lilly shall have the right to make the first selection in the Initial Quarter and, thereafter, the right to select first in the subsequent calendar quarters in which the Selectable Pool contains at least one Program Protein shall alternate between the Parties. Each Party shall have the right to select up to ******* Program Proteins from the Selectable Pool each calendar quarter (the "Quarterly Selection Limit"), provided, however, that the Quarterly Selection Limit may be waived on a case-by-case basis by mutual agreement of the Parties, permitting one or both of the Parties, as the case may be, to select more than ******* Program Proteins from the Selectable Pool at a Quarterly Selection Meeting (where each such additional selection shall be deemed to be an "Additional Quarterly Selection"). In the event that a Party with the right to select at a Quarterly Selection Meeting elects not to make a selection, despite the presence of at least one Program Protein in the Selectable Pool, such Party shall forfeit such right to select, and the other Party shall have the right to make the next selection at such Quarterly Selection Meeting.

                         (ii) Final Selection Meeting. Subject to the provisions
of Section 9.2, the Parties shall hold a final meeting, if necessary, for the purpose of selecting any Program Proteins that remain in the Selectable Pool following the Quarterly Selection Meeting for the final calendar quarter of the MBI Discovery Program (the "Final Selection Meeting"), within sixty (60) days following the conclusion of the MBI Discovery Program. At the Final Selection Meeting, the Parties shall make as many alternating selections as is necessary to have selected all of the Program Proteins remaining in the Selectable Pool (i.e., each Party shall have the right to select up to ***** percent ***** of the Level III Qualified Proteins remaining in the Selectable Pool). In addition, the Parties shall make as many alternating selections at the Final Selection Meeting as is necessary for Lilly to have selected up to the percentages of the Non-Pool Program Proteins that are indicated in the following table:


                                                          Percentage of Non-Pool
Duration of MBI Discovery     Type of Non-Pool Program      Program Proteins
         Program                       Protein             Selectable by Lilly

Three Years or less           Level II Qualified Protein           ***

                              Level I Qualified Protein            ***

          Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote such omission.

Greater than Three Years      Level II Qualified Protein           ***
up to Four Years
                              Level I Qualified Protein            ***


Greater than Four Years up    Level II Qualified Protein           ***
to Five Years
                              Level I Qualified Protein            ***


The Party that was not entitled to make the first selection at the last Quarterly Selection Meeting prior to the termination of the MBI Discovery Program shall have the right to make the first selection at the Final Selection Meeting.

                  (d) Rights and Obligations with Respect to Selected Program Proteins.

                         (i) MBI Selected Proteins.

                                (A) General. Each Program Protein selected by
MBI pursuant to this Section 2.6 shall be deemed to be a MBI Selected Protein, as of its Selection Date. MBI shall have the right to further develop, manufacture and commercialize each MBI Selected Protein pursuant to the terms and conditions of this Agreement.

                                (B) Diligence Obligations.

                                       (1) MBI Obligations. MBI shall be
obligated, with respect to each MBI Selected Protein selected pursuant to
Section 2.6(c)(i), to either:

                                                (a) (i) use commercially
reasonable efforts to generate experimental results in normal animals and/or animal models of disease demonstrating the therapeutic potential of such MBI Selected Protein within ****************** of its Selection Date (the "First Diligence Deadline"), with Lilly having the right to receive evidence from MBI upon request by Lilly of such diligence at *********** and at ****************** after such Selection Date; and

                                                     (ii) file an IND with
respect to a MBI Therapeutic Product based on such MBI Selected Protein within ************** following

          Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote such omission.

the Selection Date of such MBI Selected Protein (the "Second Diligence Deadline") or demonstrate to Lilly's reasonable satisfaction that such an IND will be filed within *************** following the Second Diligence Deadline; or

                                              (b) prior to the First Diligence
Deadline or the Second Diligence Deadline, as applicable, enter into a sublicense agreement with respect to the development and commercialization of a MBI Therapeutic Product based on such MBI Selected Protein in the United States or Japan or at least ************************ Major Market Countries that are not the United States or Japan, which agreement shall obligate MBI's sublicensee to use commercially reasonable efforts to seek regulatory approval of, market and sell such MBI Therapeutic Product in the United States or Japan or at least ************************ Major Market Countries that are not the United States or Japan.


                                       (2) MBI Failure of Diligence. In the
event that MBI fails to meet its diligence obligations pursuant to Section 2.6(d)(i)(B)(1) and MBI has not entered into an agreement with Lilly with respect to the commercialization of a MBI Therapeutic Product based on such MBI Selected Protein, pursuant to Section 3.4, prior to the First Diligence Deadline or the Second Diligence Deadline, as applicable (a "MBI Failure of Diligence"), then (1) if such MBI Failure of Diligence occurs during the term of the MBI Discovery Program, MBI's rights to further develop, manufacture and commercialize such MBI Selected Protein shall terminate and such Program Protein shall, at Lilly's election, either be returned to the Selectable Pool or be deemed to be a Lilly Selected Protein, or (2) if such MBI Failure of Diligence occurs after the termination of the MBI Discovery Program, MBI's rights to further develop, manufacture and commercialize such MBI Selected Protein shall terminate and such Program Protein shall be deemed to be a Lilly Selected Protein. A MBI Failure of Diligence shall not be considered a material breach of this Agreement by MBI for purposes of Section 9.2.

                                       (3) MBI Selected Proteins Deemed To Be
Lilly Selected Proteins. With respect to any Program Protein that is deemed to be a Lilly Selected Protein as a result of a MBI Failure of Diligence that occurs during the first ***************** period following the selection of such Program Protein by MBI, the Parties shall enter into a license agreement covering such Lilly Selected Protein, which license agreement shall conform substantially with the License Agreement, except that the provisions regarding the Protein License Fee set forth in Section 6.1 of the License Agreement shall not apply, and the provision regarding diligence set forth in Section 5 of the License Agreement shall not apply. With respect to any Program Protein that is deemed to be a Lilly Selected Protein as a result of a MBI Failure of Diligence that occurs during the second ***************** period following the selection of such Program

          Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote such omission.

Protein by MBI, the Parties shall enter into a license agreement covering such Lilly Selected Protein, which license agreement shall conform substantially with the License Agreement, except that the provisions regarding the Protein License Fee set forth in Section 6.1 of the License Agreement shall not apply, the provision regarding diligence set forth in Section 5 of the License Agreement shall not apply, and Lilly's milestone payment obligations set forth in Section
6.2 of the License Agreement and royalty payment obligations set forth in
Section 6.3 of the License Agreement shall continue, provided, however, that the amounts of the milestone and royalty payments shall be ***************** of the amounts set forth in the License Agreement. With respect to any Program Protein that is deemed to be a Lilly Selected Protein as a result of a MBI Failure of Diligence that occurs after the second anniversary of the selection of such Program Protein by MBI, the Parties shall enter into a license agreement covering such Lilly Selected Protein, which license agreement shall conform substantially with the License Agreement, except that the provisions regarding the Protein License Fee set forth in Section 6.1 of the License Agreement shall not apply, the provision regarding diligence set forth in Section 5 of the License Agreement shall not apply, and Lilly's milestone payment obligations set forth in Section 6.2 of the License Agreement and royalty payment obligations set forth in Section 6.3 of the License Agreement shall continue, provided, however, that the amounts of the milestone and royalty payments shall be ***************** of the amounts set forth in the License Agreement.

                        (ii)     Lilly Selected Proteins.

                               (A)     Lilly Rights and Obligations.

                                       (1) General. Each Program Protein
selected by Lilly pursuant to this Section 2.6 shall be deemed to be a Lilly Selected Protein as of its Selection Date.

                                       (2) Program Proteins Selected at
Quarterly Selection Meetings.

                                              (a) With respect to each Lilly
Selected Protein that is selected pursuant to Section 2.6(c)(i) (i.e., during a Quarterly Selection Meeting) and is not an Additional Quarterly Selection, Lilly shall execute a License Agreement within ***************** following the Selection Date of such Lilly Selected Protein, provided, however, that in the event that Lilly makes an HSR Filing with respect to such Lilly Selected Protein and neither the FTC nor DOJ challenges the exclusive license to such Lilly Selected Protein to be granted under the License Agreement (an "HSR Clearance"), then Lilly shall execute the License Agreement with respect to such Lilly

          Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote such omission.

Selected Protein within ***************** following the date on which Lilly is made aware of the HSR Clearance.

                                              (b) With respect to each Lilly
Selected Protein that is an Additional Quarterly Selection, Lilly shall enter into a license agreement which shall conform substantially with the License Agreement, except that the provisions regarding the Protein License Fee set forth in Section 6.1 of the License Agreement shall not apply. Such license agreement shall be executed within ***************** following the Selection Date of such Lilly Selected Protein.

                                       (3) Level III Qualified Proteins Selected
at Final Selection Meeting. With respect to any Lilly Selected Proteins that are Level III Qualified Proteins and are selected pursuant to Section 2.6(c)(ii) (i.e., during the Final Selection Meeting), the Parties shall enter into a single license agreement covering all such Lilly Selected Proteins, which license agreement shall conform substantially with the License Agreement, except that the provisions regarding the Protein License Fee set forth in Section 6.1 of the License Agreement shall not apply, except with respect to the ********* of such Lilly Selected Proteins to receive PTAC Approval and the provision regarding diligence set forth in Section 5 of the License Agreement shall not apply.

                                       (4) Level II Qualified Proteins Selected
at Final Selection Meeting. With respect to any Lilly Selected Proteins that are Level II Qualified Proteins and are selected pursuant to Section 2.6(c)(ii), the Parties shall enter into a single license agreement covering all such Lilly Selected Proteins, which license agreement shall conform substantially with the License Agreement, except that the provisions regarding the Protein License Fee set forth in Section 6.1 of the License Agreement shall not apply, the provision regarding diligence set forth in Section 5 of the License Agreement shall not apply, and Lilly's milestone payment obligations set forth in Section 6.2 of the License Agreement and royalty payment obligations set forth in Section 6.3 of the License Agreement shall continue, provided, however, that the amounts of the milestone and royalty payments shall be ******* to (a) ***************** of the amounts set forth in the License Agreement, in the event that the duration of the MBI Discovery Program is *****************, (b) ***************** of the
amounts set forth in the License Agreement, in the event that the duration of the MBI Discovery Program is greater than ***************** but does not exceed *****************, or (c) ***************** of the amounts set forth in the
License Agreement, in the event that the duration of the MBI Discovery Program exceeds *****************.

                                       (5) Level I Qualified Proteins Selected
at Final Selection Meeting. With respect to any Lilly Selected Proteins that are Level I Qualified

          Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote such omission.

Proteins and are selected pursuant to Section 2.6(c)(ii), the Parties shall enter into a single license agreement covering all such Lilly Selected Proteins, which license agreement shall conform substantially with the License Agreement, except that the provisions regarding the Protein License Fee set forth in
Section 6.1 of the License Agreement shall not apply, the provision regarding diligence set forth in Section 5 of the License Agreement shall not apply, and Lilly's milestone payment obligations set forth in Section 6.2 of the License Agreement and royalty payment obligations set forth in Section 6.3 of the License Agreement shall continue, provided, however, that the amounts of the milestone and royalty payments shall be ******* to (a) *************************************** of the amounts set forth in the License
Agreement, in the event that the duration of the MBI Discovery Program is greater than ***************** but does not exceed *****************, or (b)
***************** of the amounts set forth in the License Agreement, in the event that the duration of the MBI Discovery Program exceeds *****************.

                                (B) Compensatory Selections. With respect to any
Lilly Selected Protein referred to in Section 2.6(d)(ii)(A)(2)(a) that is the subject of an HSR Filing made during the MBI Discovery Program, Lilly shall have the right to return such Lilly Selected Protein to the Selectable Pool (a "Released Lilly Selected Protein") and to make a Compensatory Selection (as that term is defined below) upon the earlier to occur of (1) the receipt by Lilly of notification that the FTC and/or DOJ intend to challenge the grant of an exclusive license that is the subject of such HSR Filing and (2) the receipt by Lilly of a Request for Additional Information (as that term is defined in the HSR Act) with respect to such HSR Filing. A "Compensatory Selection" is a selection by Lilly of a Program Protein in the Selectable Pool that is to replace a Released Lilly Selected Protein. A Compensatory Selection shall (a) be made at the Quarterly Selection Meeting or the Final Selection Meeting, as the case may be, that immediately follows the return by Lilly of a Released Lilly Selected Protein to the Selectable Pool (the "Next Selection Meeting"), and (b) be made in accordance with the following procedure:

                                              (i) The rank order of a Released
Lilly Selected Protein shall be determined by its position in the order of selections of Program Proteins made by the Parties at the Quarterly Selection Meeting at which such Released Lilly Selected Protein was chosen. For example, if the Released Lilly Selected Protein was the third selection made at a Quarterly Selection Meeting, the rank order of such Protein shall be third.

                                              (ii) At the Next Selection
Meeting, Lilly shall make its Compensatory Selection at the position in the order of selections of Program Proteins that corresponds to the rank order of the Released Lilly Selected Protein. Subsequent permitted selections by the Parties shall be made as if the

          Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote such omission.

         Compensatory Selection had not occurred. For example, if the rank order of the Released Lilly Selected Protein is third and the Next Selection Meeting is a Quarterly Selection Meeting (at which each Party shall have the right to select two (2) Program Proteins from the Selectable
         Pool), then each of the Parties shall make one selection prior to Lilly's making the Compensatory Selection at the third position in the order of selections. The Party that would have selected third absent the Compensatory Selection shall then make its selection, followed by the final permitted selection by the other Party.

A Compensatory Selection that is the first selection at a Quarterly Selection Meeting shall have no effect in determining which Party is to select first at the next Quarterly Selection Meeting or at the Final Selection Meeting, as the case may be.

                                (C) Credits with Respect to Lilly Selected
Proteins. For each Lilly Selected Protein that (1) is the subject of a License Agreement, (2) with respect to which Lilly has paid to MBI the First License Maintenance Fee, and (3) with respect to which Lilly has elected to discontinue its development efforts by not paying to MBI the Second License Maintenance Fee, Lilly shall receive a credit of ************************************************
which may be applied to any Protein License Fee and/or Milestone Payment payable by Lilly to MBI with respect to any Lilly Selected Protein for which such payments are due. Notwithstanding the foregoing (i) Lilly may not accumulate more than six (6) such credits for a total of ***************** ********************************** during the ***************** of the MBI
Discovery Program, more than two (2) such credits for a total of *************************** during the ***************** of the MBI Discovery
Program and more than one (1) such credit for a total of *********************************** during the ***************** of the MBI
Discovery Program, (ii) Lilly shall not have the right to apply any such credits to any Protein License Fee and/or Milestone Payment payable by Lilly to MBI prior to the *********** anniversary of the Effective Date, and (iii) in no event shall the application of any such credits reduce a Protein License Fee or Milestone Payment by greater than ***************** of the amount that would be payable to MBI in the absence of any reductions permitted under this Agreement or the License Agreement.

                         (iii) Return of Selected Program Proteins to the
Selectable Pool. Nothing set forth in this Section 2.6 shall preclude a Party that has continued to fulfill its diligence obligations with respect to a Program Protein that such Party had selected pursuant to Section 2.6(c) from electing to return such Program Protein to the Selectable Pool during the term of the MBI Discovery Program and, thereby, terminating such Party's rights to develop, manufacture and commercialize such Program Protein, unless such Program Protein is again selected by such Party during a subsequent Quarterly Selection Meeting or the Final Selection Meeting.

         Section 2.7.  Transfer of Biological Materials.

                   (a) Program Clones. MBI shall promptly provide Lilly with all Lilly Accessible Program Clones and related biological materials requested by Lilly in writing for use in the discovery, development and commercialization of Lilly Small Molecule Drugs pursuant to Section 3.2(b) (the "Program Clone Biological Materials"). The Program Clone Biological Materials shall include, without limitation, cDNA clones and genomic clones, provided, however, that, with respect to Lilly Accessible Program Clones that are identified through the use of Lilly Contributed Know-How, Program Clone Biological Materials shall include related cDNA libraries and genomic sublibraries. The costs associated with the transfer of such Program Clone Biological Materials shall be borne by Lilly. Notwithstanding the foregoing, Millennium need not provide Lilly with any Program Clone Biological Materials included in MBI Contributed Know-How that MBI is under no obligation to provide to Lilly pursuant to restrictions attached by MBI to such MBI Contributed Know-How and approved by the Joint Management Team.

                   (b) Selected Program Proteins. Each Party shall provide the other with any biological materials in such Party's possession that (1) relate to a Program Protein selected by the other Party pursuant to Section 2.6 and (2) are generated in the course of the MBI Discovery Program or are contributed to the MBI Discovery Program as MBI Contributed Know-How or Lilly Contributed Know-How, as the case may be, (the "Available Selected Protein Biological Materials"), within (10) business days following the selection of such Program Protein. The Available Selected Protein Biological Materials shall include, without limitation, recombinant Protein preparations, cDNA expression constructs and cell lines expressing recombinant Proteins. The costs associated with the transfer of such Available Selected Protein Biological Materials shall be borne by the Party receiving such materials. Notwithstanding the foregoing, a Party need not provide the other with any Available Selected Protein Biological Materials included in MBI Contributed Know-How or Lilly Contributed Know-How, as the case may be, that such Party is under no obligation to provide to the other pursuant to restrictions attached by MBI or Lilly, as the case may be, to such MBI Contributed Know-How or Lilly Contributed Know-How and approved by the Joint Management Team.

         Section 2.8. Exclusive Arrangement. During the term of the MBI Discovery Program, MBI agrees that it shall not participate, in collaboration with a commercial third party, in a broad-based therapeutic Protein discovery program that has as its goals the identification of Proteins with therapeutic utility, whereby MBI employs discovery methodologies such as secreted Protein trapping, genomic cluster mapping and EST sequencing. For purposes of clarity, MBI shall not be precluded from participating, either alone or in collaboration with a commercial third party, in the characterization of the potential therapeutic utility of gene sequences (and the Proteins encoded therein) wherein such sequences are provided by third parties (e.g., academic laboratories and commercial providers of DNA sequence databases (such as Incyte, GenSet and Genetic Institute's Discoverease Program)).


                                   ARTICLE III
                         COVENANTS AND GRANTS OF RIGHTS

         Section 3.1. Covenant Not to Sue. MBI hereby agrees that it shall not at any time in the future assert or authorize any third party to assert or seek to obtain any recovery with respect to any legal or equitable cause of action, claim, defense, offset, counterclaim, cross-claim or pleading of any sort whatsoever, participate in any proceeding or action, or make any allegations against Lilly that the practice, in accordance with the terms and conditions of this Agreement, of MBI Contributed Know-How, MBI Program Know-How or MBI Program Methodology by any Lilly employee who assists in the discovery, researching and/or development of Program Proteins in (but only in) the course of the MBI Discovery Program pursuant to Section 2.4 infringes, misappropriates or otherwise violates any MBI Contributed Know-How, MBI Program Know-How or MBI Program Methodology and/or MBI Contributed Know-How Patent Rights, MBI Program Know-How Patent Rights or MBI Program Methodology Patent Rights.

         Section 3.2.  Licenses to Lilly.

                   (a) Research License. Subject to the terms and conditions of this Agreement, MBI hereby grants to Lilly a non-exclusive, non-royalty bearing license, under MBI Program Methodology Patent Rights and MBI Program Methodology, to utilize MBI Program Methodology, in the Territory, for research purposes only; such license shall not include the right to grant sublicenses.

                   (b) Product License. Subject to the terms and conditions of this Agreement, MBI hereby grants to Lilly a non-exclusive, royalty bearing license, under MBI Program Know-How Patent Rights, MBI Contributed Know-How Patent Rights, MBI Program Methodology Patent Rights, MBI Program Know-How, MBI Contributed Know-How and MBI Program Methodology, to use Lilly Accessible Program Clones and Proteins encoded therein in order to discover, research, develop, make, import, use, offer to sell and sell Lilly Small Molecule Drugs in the Territory; such license shall include the right to grant sublicenses.

         Section 3.3.  Licenses to MBI.

                   (a) Research License. Subject to the terms and conditions of this Agreement, Lilly hereby grants to MBI (and to any Affiliate of MBI whose employee(s) participate in the conduct of the MBI Discovery Program as FTEs, but only to the extent

          Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote such omission.

necessary to permit such participation), a non-exclusive, non-royalty bearing license, under Lilly Contributed Know-How Patent Rights and Lilly Contributed Know-How, to utilize Lilly Contributed Know-How in order to discover, research and/or develop Program Proteins in the course of the MBI Discovery Program; such license shall not include the right to grant sublicenses.

                   (b) Product License.

                         (i) Subject to the terms and conditions of this
Agreement, Lilly hereby grants to MBI an exclusive, non-royalty bearing license, under Lilly Contributed Know-How Patent Rights and Lilly Contributed Know-How, to develop, make, import, use, offer to sell and sell MBI Therapeutic Products in the Territory; such license shall include the right to grant sublicenses on prior notice to Lilly, **********
********************************************************************
********************************************************************.

                         (ii) Subject to the terms and conditions of this
Agreement, Lilly hereby grants to MBI a non-exclusive royalty bearing license, under Lilly Contributed Know-How Patent Rights and Lilly Contributed Know-How, to use MBI Accessible Program Clones and Proteins encoded therein in order to discover, research, develop, make, import, use, offer to sell include the right to grant sublicenses. The Parties acknowledge and agree that MBI shall have the right, on prior written notice to Lilly, to assign all of MBI's rights and obligations with respect to MBI Small Molecule Drugs under this Agreement to any of MBI's Affiliates, including Millennium, and to any Millennium Affiliate (as that term is defined in Section 1.2 with respect to a Party but redefined for the purposes of this Section 3.3(b)(ii) with respect to Millennium).

         Section 3.4. ***************** MBI hereby grants to Lilly**************
regarding any MBI Therapeutic Product that MBI has elected to commercialize in the Field in collaboration with another party (the "*****************"). The ***************** with respect to a MBI Therapeutic Product shall terminate upon the earlier of the initiation of Phase III Clinical Trials for such MBI Therapeutic Product or ***************** from the date of the termination of the MBI Discovery Program. The ***************** shall operate as follows:

                   (a) MBI shall promptly notify Lilly in writing (the "MBI Notification") of its intention to seek a collaborator for the commercialization of a MBI Therapeutic Product and shall provide a detailed written description of such Product.

                   (b) Lilly shall notify MBI within thirty (30) days of its receipt of the MBI Notification (the "Lilly Response Period"), indicating its interest, if any, in initiating discussions regarding a collaboration with MBI with respect to the commercialization of such MBI Therapeutic Product.

                   (c) In the event that Lilly notifies MBI prior to the termination of the Lilly Response Period that it has an interest in collaborating with MBI in the commercialization of such MBI Therapeutic Product (a "Lilly Expression of Interest"), then the Parties shall negotiate in good faith reasonable terms that are intended to form the basis of a final agreement, based upon the anticipated contributions of the Parties to the commercialization of such Product, for a period of up to ninety (90) days from the date of MBI's receipt of the Lilly Expression of Interest. Notwithstanding the foregoing, in the event that Lilly requests a sample of such MBI Therapeutic Product from MBI for evaluation when providing MBI with the Lilly Expression of Interest, (i) MBI shall provide to Lilly a sufficient amount of such MBI Therapeutic Product, if available, to allow Lilly to conduct such evaluation, but in no event shall MBI be required to provide more than reasonable experimental quantities of such sample that are consistent with the amounts utilized by MBI for similar evaluations, and (ii) the ninety (90) day period specified in this Section 3.4(c) shall begin upon Lilly's receipt of such sample. Lilly hereby agrees to promptly provide MBI with any results obtained by Lilly in evaluating a sample of such MBI Therapeutic Product, which results shall not be disclosed to any third party, without the written consent of Lilly, for the period commencing on the date of the receipt of such results and ending on the date on which the Lilly Right of First Negotiation with respect to such MBI Therapeutic Product has terminated and is not revivable pursuant to Section 3.4(e).

                   (d) In the event that (i) Lilly fails to notify MBI prior to the termination of the Lilly Response Period, or (ii) Lilly notifies MBI prior to the termination of the Lilly Response Period that it has no interest in collaborating with MBI in the commercialization of such MBI Therapeutic Product, or (iii) the Parties fail to reach agreement on the terms that are intended to form the basis of a final agreement within the ninety (90) day period specified in Section 3.4(c), or (iv) the Parties fail to reach a final agreement within sixty (60) days following the date on which the Parties reach agreement on the terms that are intended to form the basis of a final agreement, then MBI shall be free to enter into a collaboration with a third party with respect to the commercialization of such MBI Therapeutic Product, provided, however, that MBI shall not, without Lilly's prior written consent, enter into a collaboration with any third party with respect to the commercialization of such MBI Therapeutic Product pursuant to an agreement, the terms and conditions of which are, on the whole, less than ten percent (10%) more favorable to MBI than the most favorable terms and conditions offered by Lilly in any negotiation with MBI regarding such Product. MBI shall disclose the terms of any such proposed third party agreement to Lilly, and in the event that Lilly disputes that such terms meet the requirements of the preceding sentence, then an independent third party with the requisite expertise, selected by the Parties, shall make such

          Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote such omission.

determination. The expense of such independent third party shall be shared equally by the Parties. Both Parties recognize that in evaluating the favorability to MBI of the terms and conditions of such third party agreement, numerous factors may be taken into account and given appropriate weight, including without limitation, the amount of upfront payments, the amount and timing of subsequent payments, the royalty rate(s), the definition of territory, the purchase and pricing of equity, the identity, experience and market position of the other party in the relevant markets, and the contribution of patent or other intellectual property rights material to the commercial success of MBI. Moreover, Lilly agrees that MBI is entitled to assign reasonable value to co-marketing, co-promotion, manufacturing or patent rights or other consideration that MBI receives in return for the rights granted by MBI.

                   (e) In the event that Lilly provides MBI with a timely offer of terms, pursuant to Section 3.4(c), with respect to a collaboration with MBI in the commercialization of a MBI Therapeutic Product (the "Lilly Offered Terms"), but MBI does not enter into an agreement with Lilly or any third party with respect to the commercialization of such MBI Therapeutic Product pursuant to the provisions of this Section 3.4 within twelve (12) months of the receipt by MBI of the Lilly Offered Terms, then, at any time prior to the earlier of the initiation of Phase III Clinical Trials for such MBI Therapeutic Product or the ****** anniversary of the date of the termination of the MBI Discovery Program, the ***************** with respect to such MBI Therapeutic Product shall be revived.

                   (f) Nothing in this Section 3.4 shall prevent MBI from discussing a collaboration to commercialize a MBI Therapeutic Product with a third party during the term of the *****************, provided, however, that MBI shall not discuss any such collaboration with a third party prior to the conclusion of the ***************** following the receipt by Lilly of the MBI Notification, unless discussion of such a collaboration is initiated by a third party. If, during the term of the *****************, discussion of such a collaboration is initiated by a third party and MBI intends to seriously consider such a collaboration, MBI shall provide Lilly with a MBI Notification with respect to such MBI Therapeutic Product within thirty (30) days of MBI's decision to seriously consider such a collaboration. In such instance, MBI shall have the right to continue its discussions with such third party, but shall be bound by its other obligations under the ***************** as set forth in this
Section 3.4.

         Section 3.5. Lilly's Option to Manufacture. MBI hereby grants to Lilly an option to manufacture any MBI Therapeutic Product that MBI or a sublicensee of MBI with rights to such Product has elected to have manufactured by another party (the "Lilly Option to Manufacture"). The Lilly Option to Manufacture with respect to a MBI

          Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote such omission.

Therapeutic Product shall terminate upon the earlier of the initiation of Phase III Clinical Trials for such MBI Therapeutic Product or ***************** from the date of the termination of the MBI Discovery Program. The Lilly Option to Manufacture shall operate as follows:

                   (a) MBI or its sublicensee shall promptly notify Lilly in writing (the "Notification Regarding Manufacture") of its intention to seek a supplier to manufacture an MBI Therapeutic Product and shall provide Lilly with available detailed written descriptions of such Product, including but not limited to, all analytical, purification, formulation, safety, and environmental information relating thereto.

                   (b) Lilly shall respond to MBI or its sublicensee within thirty (30) days of its receipt of the Notification Regarding Manufacture (the "Manufacture Response Period"), indicating its interest, if any, in manufacturing such MBI Therapeutic Product for MBI or its sublicensee.

                   (c) In the event that Lilly notifies MBI or its sublicensee prior to the termination of the Manufacture Response Period that it has an interest in manufacturing such MBI Therapeutic Product for MBI or its sublicensee (an "Expression of Interest in Manufacturing"), then Lilly shall have up to one hundred twenty (120) days from the date of its receipt of the Notification Regarding Manufacturing to extend an offer to MBI or its sublicensee that sets forth the terms and conditions under which Lilly would manufacture such Product (the "Lilly Terms for Manufacturing").

                   (d) In the event that (i) Lilly fails to respond to MBI or its sublicensee prior to the termination of the Manufacture Response Period, or
(ii) Lilly notifies MBI or its sublicensee prior to the termination of the Manufacture Response Period that it has no interest in manufacturing such MBI Therapeutic Product, or (iii) Lilly fails to provide MBI or its sublicensee with the Lilly Terms for Manufacturing within the one hundred twenty (120) day period specified in Section 3.5(c), or (iv) Lilly and MBI or its sublicensee fail to reach a final agreement within sixty (60) days following the receipt by MBI or its sublicensee of the Lilly Terms for Manufacturing, then MBI or its sublicensee shall be free to enter into an agreement with any third party with respect to the manufacture of such MBI Therapeutic Product, provided, however, that if (x) Lilly provides MBI or its sublicensee with an Expression of Interest in Manufacturing with respect to such MBI Therapeutic Product prior to the termination of the Manufacture Response Period and (y) Lilly provides MBI or its sublicensee with the Lilly Terms for Manufacturing with respect to such MBI Therapeutic Product within the one hundred twenty (120) day period specified in
Section 3.5(c), but (z) Lilly and MBI or its sublicensee fail to reach final agreement within sixty (60) days following the receipt by

          Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote such omission.

MBI or its sublicensee of such Lilly Terms for Manufacturing, then MBI or its sublicensee shall not, without Lilly's prior written consent, enter into an agreement with a third party with respect to the manufacture of such MBI Therapeutic Product unless, within sixty (60) days following the receipt by Lilly of a description of the terms of any such proposed third party agreement, Lilly fails to enter into an agreement with MBI or its sublicensee on the same terms as those in the proposed third party agreement or on terms more favorable to MBI or its sublicensee.

                   (e) Nothing in this Section 3.5 shall prevent MBI or its sublicensee from discussing a collaboration to manufacture an MBI Therapeutic Product with a third party during the term of the Lilly Option to Manufacture.

         Section 3.6. ***************** During the period commencing on the Effective Date and ending on the ***************** anniversary of the termination of the MBI Discovery Program, ********************************** Products as follows:

         (a) ***************** or its development partner an *****************
**********************************(provided that MBI is made aware of the Lilly Corresponding Drug at least ***************** in advance of the date on which this ********************************** as specified in this paragraph) which are not being developed by MBI, a MBI Affiliate or a commercial partner of MBI. With respect to each *************************, this ***************** shall become ***************** after the commencement of Phase III Clinical Trials in a Major Market Country for the Lilly Corresponding Drug, in the event that MBI, a MBI Affiliate or its commercial partner has not earlier submitted the pertinent regulatory approval package for said ***************** to the United States Food and Drug Administration (or its equivalent in any Major Market Country) for marketing approval or, if relevant, is not capable of providing, or is unwilling to provide, diagnostic services. ********************************** ***************** and the Parties shall negotiate the specific terms of such an agreement in good faith. ***************** set forth in this Section 3.6(a),****
********************************************************************************
************************ shall be ***************** by the *********************
********************************************************************************
***********. *******************************************************************
*************
When ***************** are ***************** shall thereafter *****************
on MBI's Net Sales of the ***************** in the Territory for a period of ***************** years following the First Commercial Sale of such *****************, subject to a reduction in the royalty rate, in the event that the COPS on a ***************** exceeds ***************** of Net Sales of such
Product in a country, by an amount (the "Reduction Amount") determined in accordance with the following formula:

          Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote such omission.

          Reduction Amount = **********************************
          ***************** plus the number of third parties, if any, from whom MBI has obtained a license in order to sell such ***************** in such country (wherein such third party license contains a royalty reduction provision and MBI's royalty obligation to such third party is reduced pursuant to such provision under the circumstances contemplated by this paragraph that warrant a reduction in the royalty payable by MBI to Lilly);

provided, however, that in no event shall the royalty rate be reduced below *****************. The royalty payment obligations set forth in Sections 6.3(c) and 6.3(d) and the accounting obligations set forth in Article VII with respect to a MBI Small Molecule Drug shall also apply to MBI with respect to any ***************** sold by MBI, its Affiliates or sublicensees upon which a royalty payment is due Lilly pursuant to this Section 3.6(a), in which case all references to MBI Small Molecule Drug shall mean *****************.

                   (b) The Parties acknowledge and agree that promotion by Lilly of a ***************** may advantageously affect the sales of a Lilly Corresponding Drug. Therefore, MBI grants Lilly an option to co-promote those ***************** then being promoted by MBI, a MBI Affiliate or a commercial partner of MBI, where Lilly has a Lilly Corresponding Drug on the market or in development. The ***************** shall not be promoted under the Lilly label but shall be promoted under the label of MBI, a MBI Affiliate or a commercial partner of MBI. MBI shall review the position of Lilly and the Parties shall negotiate in good faith a co-promotion agreement with respect to such ******************. MBI shall pay Lilly a three percent (3%) royalty on the Net Sales of the ************ in those countries where Lilly co-promotes the ***************** ********************************** of Lilly's co-promotional costs, whichever is lower; provided, however, that (i) in the event that the COPS on a ***************** *********************************** of Net Sales of
such Product in a country, the royalty rate is subject to a reduction by an amount equal to the Reduction Amount, provided, further, that in no event shall the royalty rate be reduced below *****************, and (ii) no royalty shall be payable pursuant to this Section 3.6(b) if Lilly is receiving royalty payments pursuant to Section 3.6(a). The royalty payment obligations set forth in Sections 6.3(c) and 6.3(d) and the accounting obligations set forth in
Article VII with respect to a MBI Small Molecule Drug shall also apply to MBI with respect to any ****************** sold by MBI, its Affiliates or sublicensees upon which a royalty payment is due Lilly pursuant to this Section 3.6(b), in which case all references to MBI Small Molecule Drug shall mean ******************. MBI shall also supply Lilly with a

          Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote such omission.

reasonable quantity of samples of the ****************** per year to aid Lilly in its co-promotion efforts, at MBI's, its Affiliate's or its partner's standard cost ***************** for such ******************.

                   (c) The Parties acknowledge and agree that MBI shall have the right, on prior written notice to Lilly, to assign all of MBI's rights and obligations with respect to ***************** under this Agreement to any of MBI's Affiliates, including Millennium, and to any Millennium Affiliate (as that term is defined in Section 1.2 with respect to a Party but redefined for the purposes of this Section 3.6(c) with respect to Millennium).


                                   ARTICLE IV
                                 CONFIDENTIALITY

         Section 4.1. Confidential Information of a Party. Except as provided for in this Agreement, all Confidential Information of a Party disclosed by one Party to the other during the term of this Agreement shall not be used by the receiving Party except in connection with the MBI Discovery Program or the identification, selection, preparation, development, manufacture or sale of Products, shall be maintained in confidence by the receiving Party, and shall not be disclosed by the receiving Party to any other person, firm, or agency, governmental or private, without the prior written consent of the disclosing Party, except to the extent that the Confidential Information of a Party:

                   (a) is known by or in possession of the receiving Party at the time of its receipt as documented in contemporaneous written records; or

                   (b) is properly in the public domain; or

                   (c) is subsequently disclosed to the receiving Party without obligation of confidentiality by a third party who may lawfully do so; or

                   (d) is required to be disclosed to governmental agencies in order to gain approval to sell Products; or

                   (e) is necessary to be disclosed to agents, consultants, Affiliates and/or other third parties for the research and development and/or marketing of Products, under this Agreement, which entities first agree to be bound by the confidentiality obligations contained in this Agreement; or

                   (f) is independently developed by the receiving Party without the benefit of the disclosure of the disclosing Party, as evidenced by contemporaneous written documentation of the receiving Party.

         Section 4.2. Employee Obligations. MBI and Lilly each agree that it shall provide the Confidential Information of a Party received from the other Party only to FTEs and to its employees, consultants and advisors who have a need to know and have an obligation to treat such information and materials as confidential. On a regular basis, MBI and Lilly each agree to explicitly counsel its consultants and advisors of the implications arising from such obligations.

         Section 4.3. Disclosure of Program Confidential Information. MBI and Lilly agree that (a) each shall inform the Joint Management Team of the type and scope of Program Confidential Information that either Party plans to disclose to a third party prior to such disclosure and (b) MBI shall inform the Joint Management Team of the type and scope of Program Confidential Information that MBI plans to disclose to Millennium prior to such disclosure. Any such disclosure shall be made (a) in the exercise of the disclosing Party's rights under this Agreement and/or (b) with respect to a publication that is permitted pursuant to the terms of Section 19.2 and/or (c) in relation to the financing of a Party and/or (d) under the condition that the receiving third party or Millennium, as the case may be, maintain such Program Confidential Information in confidence. Each Party agrees to protect the Program Confidential Information from unauthorized use in the Field.

         Section 4.4. Term. All obligations of confidentiality and nonuse imposed under this Article IV shall expire ten (10) years following termination of the MBI Discovery Program.


                                    ARTICLE V
                         PATENT OWNERSHIP AND PROTECTION

         Section 5.1. Ownership. MBI shall own all inventions made within the course of the MBI Discovery Program. If, in the course of the MBI Discovery Program, an invention is made solely by an employee of an Affiliate of MBI or jointly by an employee of an Affiliate of MBI and an employee of MBI and/or of Lilly, then such Affiliate of MBI shall assign its entire right to and interest in such invention to MBI. If, in the course of the MBI Discovery Program, an invention is made solely by an employee of Lilly or jointly by an employee of Lilly and an employee of MBI and/or of an Affiliate of MBI, then Lilly shall assign its entire right to and interest in such invention to MBI. Lilly shall own all inventions made by its employees during the term, but not in the course, of the MBI Discovery Program.

         Section 5.2. Review and Comment. MBI shall provide the Joint Management Team with a copy of any patent application which first discloses any MBI Contributed Know-How that relates to a Program Protein or any MBI Program Know-How prior to filing the first of such applications in any jurisdiction, if possible, for review and comment by the Joint Management Team or its designees. If such patent application cannot be provided to the Joint Management Team prior to filing, such patent application shall be provided to the Joint Management Team within fifteen (15) days following such filing, provided, however, that any patent application relating to the Existing Tango Technology filed prior to the Effective Date shall be provided to the Joint Management Team within thirty (30) days following the Effective Date. The Joint Management Team and/or its designees shall maintain any such patent application in confidence, pursuant to
Article IV.

         Section 5.3. Prosecution and Maintenance. MBI agrees to prosecute and maintain the MBI Contributed Know-How Patent Rights that relate to a Program Protein and the MBI Program Patent Rights and to prosecute any interference proceedings with respect to such Patent Rights. MBI shall give notice to Lilly of any decision to cease such prosecution and maintenance and, in such case, Lilly shall have the right at its sole discretion and expense to continue such prosecution or maintenance. If Lilly continues prosecution or maintenance, MBI shall execute such documents and perform such acts as may be reasonably necessary for Lilly to continue such prosecution or maintenance.

         Section 5.4. Costs and Expenses. Except as provided in any License Agreement, Lilly shall have no obligation to reimburse MBI for any costs associated with filing, prosecuting, maintaining and extending any MBI Program Know-How Patent Rights.

          Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote such omission.

                                   ARTICLE VI
                                    PAYMENTS

         Section 6.1. Research Funds.

                   (a) Signing Payment. Within twenty (20) business days following the Effective Date, Lilly shall pay to MBI a signing payment of $1,419,257 (the "Estimated Signing Payment"). Within thirty (30) business days following the Effective Date, MBI shall provide Lilly with a written statement setting forth the exact amount of the signing payment to be paid by Lilly, and MBI shall reimburse Lilly for any amount overpaid by Lilly in making the Estimated Signing Payment or bill Lilly for any amount underpaid by Lilly in making the Estimated Signing Payment.

                   (b) Future Payments. In support of research and development to be conducted by MBI in the course of the MBI Discovery Program pursuant to this Agreement, Lilly shall make the following payments to MBI:

                         (i) Lilly shall pay to MBI an amount equal to
***************** of the FTE expenses incurred by MBI in the conduct of the MBI Discovery Program up to a maximum of ***************** of the expenses associated with a total personnel commitment of ***************** FTEs, provided, however, that if the number of FTEs is projected by MBI to be less than ***************** for any calendar quarter or portion thereof, then MBI shall so inform Lilly for the purpose of calculating the funding payment to be made by Lilly to MBI pursuant to this Section 6.1(b) for such calendar quarter or portion thereof. The full-time equivalent rate shall be ***************** ************************ per FTE from the Effective Date to December 31, 1997 (the "FTE Rate"). On each January 1 thereafter, the FTE Rate shall be increased by an amount equal to the percentage increase, if any, in the United States Consumer Price Index For All Urban Consumers, Urban Wage Earners and Clerical Workers (or any comparable successor index thereto) (the "CPI") from the immediately preceding calendar year. In the event that, pursuant to Section 2.4, the Joint Management Team elects to increase or decrease the number of FTEs committed to the MBI Discovery Program, then Lilly shall pay to MBI the base rate of ********************************** for each FTE funded by Lilly, subject to any adjustment as set forth above. Notwithstanding the foregoing, Lilly may reduce its research funding obligations under this Section 6.1(b)(i) by exercising its option to commit employees of Lilly to the conduct of the MBI Discovery Program, pursuant to Section 2.4. In such event, for each FTE that Lilly contributes to the MBI Discovery Program, Lilly shall pay to MBI, in lieu of the payment of the full FTE Rate, (A) the amount of *****************, subject to increases based on increases in the CPI, for each such FTE who has a Ph.D., M.D., D.V.M. or equivalent graduate degree and has

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          Confidential Materials omitted and filed separately with the
       Securities and Exchange Commission. Asterisks denote such omission.

more than eight (8) years of post-doctoral experience, provided, however, that the foregoing requirements as to graduate degree and/or years of post-doctoral experience may be waived by mutual agreement of the Parties, and (B) the amount of ********** ************************, subject to increases based on increases in the CPI, for each such FTE who does not have the experience set forth in subsection (A) of this sentence.

                         (ii) Within twenty (20) business days following the
Effective Date, Lilly shall pay to MBI the amount of FTE funding due MBI pursuant to Section 6.1(b)(i) for the period from the Effective Date through June 30, 1997. Within five (5) business days following the first day of each subsequent calendar quarter, Lilly shall pay to MBI the amount due MBI pursuant to Section 6.1(b)(i) for the upcoming calendar quarter. Within thirty (30) days following the completion of each calendar quarter, MBI shall provide Lilly with a written statement setting forth the actual numbers of FTEs provided and the funds expended during such calendar quarter, and shall provide Lilly with a credit for any amounts overpaid by Lilly or bill Lilly for any amounts underpaid by Lilly during such calendar quarter. Within thirty (30) days following the completion of the final calendar quarter or portion thereof of the MBI Discovery Program, MBI shall provide Lilly with a written statement of the funds expended during such calendar quarter or portion thereof, and shall reimburse Lilly for any amounts overpaid by Lilly or bill Lilly for any amounts underpaid by Lilly during such calendar quarter or portion thereof.

         Section 6.2. Royalty Payments on Lilly Small Molecule Drugs.

                   (a) Royalty Rates. Lilly shall pay to MBI a royalty of ***************** on the Net Sales of each Lilly Small Molecule Drug.

                   (b) Length of Royalty Payments. The royalties payable under
Section 6.2(a) shall be paid on a country-by-country basis from the date of First Commercial Sale of each Lilly Small Molecule Drug in a particular country until ***************** after such First Commercial Sale in such country.

                   (c) Sales To Affiliate. Sales of a Lilly Small Molecule Drug between Lilly and its Affiliates, or its permitted sublicensees, or among such Affiliates and permitted sublicensees, shall not be subject to a royalty obligation, but in such cases the royalty shall be calculated upon Lilly's or its Affiliates' or sublicensees' Net Sales to an independent third party.

                   (d) Royalties Payable Only Once. The obligation to pay royalties under this Agreement is imposed only once with respect to the same unit of Lilly Small

          Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote such omission.

Molecule Drug. Except as specifically provided in this Agreement, it is understood and agreed that there shall be no deductions from the royalties payable hereunder.

         Section 6.3. Royalty Payments on MBI Small Molecule Drugs.

                   (a) Royalty Rates. MBI shall pay to Lilly a royalty of ***************** on the Net Sales of each MBI Small Molecule Drug.

                   (b) Length of Royalty Payments. The royalties payable under
Section 6.3(a) shall be paid on a country-by-country basis from the date of First Commercial Sale of each MBI Small Molecule Drug in a particular country until ***************** after such First Commercial Sale in such country.

                   (c) Sales to Affiliate. Sales of a MBI Small Molecule Drug between MBI and its Affiliates, or its permitted sublicensees, or among such Affiliates and permitted sublicensees, shall not be subject to a royalty obligation, but in such cases the royalty shall be calculated upon MBI's or its Affiliates' or sublicensees' Net Sales to an independent third party.

                   (d) Royalties Payable Only Once. The obligation to pay royalties under this Agreement is imposed only once with respect to the same unit of MBI Small Molecule Drug. Except as specifically provided in this Agreement, it is understood and agreed that there shall be no deductions from the royalties payable hereunder.


                                     ARTICLE VII
                                     ACCOUNTING

         Section 7.1. Royalty Reports. Each Party shall deliver to the other Party within sixty (60) days after the end of each calendar quarter a written accounting of such Party's and its Affiliates' and sublicensees' sales and other consideration received subject to royalty payment due to the other Party for such quarter. Such quarterly reports shall indicate the Net Sales of Lilly Small Molecule Drugs or MBI Small Molecule Drugs, as the case may be, on a country-by-country basis.

         Section 7.2. Delivery of Royalty. When a Party delivers the accounting under Section 7.1, such Party shall also deliver all royalty payments due for the calendar quarter.

         Section 7.3. Audits. Both Parties shall keep accurate records in sufficient detail to enable the amounts due to be determined. Within the term of this Agreement and within one year after its termination, each Party shall, not more than once each year, have the right at its expense to have the other Party's independent certified public accountants inspect the other Party's records for any of the two preceding years for the purpose of determining the accuracy of royalty payments. The independent certified accountants shall keep confidential any information obtained during such inspection and shall report only the amounts of royalties due and payable. If a Party has underpaid a royalty amount under this Agreement, such Party shall promptly pay the appropriate amount to the other Party. If a Party has underpaid a royalty amount due under this Agreement by more than five percent (5%), such Party shall also reimburse the other Party for the cost of such audit.

         Section 7.4. Exchange Rates. All payments to be made under this Agreement shall be made in United States dollars. In the case of sales outside the United States, the rate of exchange to be used in computing the amount of currency equivalent in United States dollars shall be determined using the paying Party's then current standard exchange rate methodology, which methodology shall be in conformity with generally accepted accounting principles.

         Section 7.5. Withholding Taxes. Neither Party shall have liability for any income taxes levied against the other Party on account of royalties paid pursuant to this Agreement. If laws or regulations require that any such taxes be withheld by the paying Party, such paying Party shall deduct such taxes from the payment due the other Party, pay the taxes so withheld to the proper taxing authority, and send proof of payment to the other Party within thirty (30) days following such payment. If the other Party desires to obtain a refund of any taxes so withheld and paid to a taxing authority, upon request the paying Party shall cooperate in the pursuit of such refund.

         Section 7.6. Reporting. To enable Lilly to comply with applicable United States Federal tax laws and regulations, MBI, if requested by Lilly, shall report to Lilly within ninety (90) days after the close of each calendar year the amount of the FTE expenses that were expended on research activities during such calendar year in the United States. To assist in the completion of the required statement, Lilly shall, at the request of MBI, endeavor to provide MBI with a summary of the payments made to MBI during the applicable calendar year.

                                  ARTICLE VIII
                                    DURATION

         This Agreement becomes effective as of the Effective Date, may be terminated as set forth in Article IX hereof, and otherwise remains in effect until the expiration of the term of Lilly's and MBI's obligations to pay royalties.

                                   ARTICLE IX
                                   TERMINATION

         Section 9.1. Investment Termination Event. Upon the occurrence of an Investment Termination Event (as that term is defined below), MBI may terminate this Agreement by providing Lilly with thirty (30) days written notice of such termination, such notice to be provided within three (3) months after the occurrence of such Investment Termination Event. As used herein, the term "Investment Termination Event" means the failure by Lilly to purchase 2,000,000 shares of Series B Convertible Preferred Stock of MBI at a price of $10.00 per share pursuant to the Series B Preferred Stock Purchase Agreement dated as of May 28, 1997 (the "Series B Agreement") on or before July 31, 1997 (the "Cutoff Date"), provided that (a) the Parties may extend the Cutoff Date by mutual agreement, and (b) the Cutoff Date shall automatically be extended if, as of the Cutoff Date, one or more conditions set forth in Section 6 (other than Section
6.11 or 6.12 or any other conditions set forth in Section 6 to the extent relating to the matters set forth in Section 6.11 or 6.12) of the Series B Agreement shall not have been satisfied or waived by Lilly, such extension to continue until such date as all such conditions shall have been satisfied or waived by Lilly. Upon any termination pursuant to this Section 9.1, (a) all rights and obligations of the Parties shall cease except as set forth in Section
9.4 and (b) MBI shall reimburse Lilly for any payments made by Lilly to MBI pursuant to Section 6.1 prior to such termination.

         Section 9.2. Termination For Material Breach. Upon any material breach under this Agreement by either Party (the "Breaching Party"), the other Party (the "Non-Breaching Party") may terminate this Agreement by ninety (90) days' written notice to the Breaching Party, specifying the material breach, default or other defect. The termination becomes effective at the end of the ninety (90) day period unless the Breaching Party cures the breach during the ninety (90) day period. The Parties will use best efforts to work together to cure any breach.

         Section 9.3. Rights Upon Termination For Breach.

                  (a) General. If the Non-Breaching Party terminates this Agreement under Section 9.2 following material breach by the Breaching Party, the Breaching Party shall return to the Non-Breaching Party all of the Non-Breaching Party's Confidential Information of a Party and all materials received from the Non-Breaching Party during the Agreement, and the Breaching Party shall cease all use of the Non-Breaching Party's Confidential Information of a Party and materials received from the Non-Breaching Party for any purpose, except that the Breaching Party may (1) keep a copy of all documents for record keeping purposes only and (2) keep and use any Confidential Information of a Party and materials received from the Non-Breaching Party that are necessary for the Breaching Party to exercise those of its rights and fulfill those of its obligations that survive the termination of this Agreement.

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
            Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote such omission.


                   (b) MBI as Breaching Party. In the event that the Breaching Party is MBI, then upon termination of this Agreement by Lilly:

                         (i) MBI's covenant not to sue set forth in Section 3.1
shall continue in effect and be deemed to be perpetual,

                         (ii) the licenses granted by MBI to Lilly pursuant to
Sections 3.2(a) and (b) shall be deemed to be perpetual and the license granted pursuant to Section 3.2(a) shall be deemed to be fully-paid up,

                         (iii) the license granted by Lilly to MBI pursuant to
Section 3.3(a) shall terminate,

                         (iv) the license granted by Lilly to MBI pursuant to
Section 3.3(b)(i) shall terminate, except to the extent necessary for MBI to develop and commercialize MBI Therapeutic Products in which the active ingredient is a MBI Selected Protein that was selected pursuant to Section 2.6(c)(i) prior to such termination of the Agreement by Lilly or a Derivative thereof,

                         (v) the license granted by Lilly to MBI pursuant to
Section 3.3(b)(ii) shall terminate, except to the extent necessary for MBI to use Program Clones that were deemed to be MBI Accessible Program Clones prior to the date of such termination of this Agreement by Lilly and Proteins encoded therein to discover, develop and commercialize MBI Small Molecule Drugs,

                         (vi) the ***************************granted by MBI to
Lilly pursuant to Section 3.4, the Lilly Option to Manufacture granted by MBI to Lilly pursuant to Section 3.5 and the options with respect to ***************** granted by MBI to Lilly pursuant to Section 3.6 shall continue in effect,

                         (vii) Lilly's royalty payment obligations set forth in
Section 6.2 with respect to Lilly Small Molecule Drugs shall continue, provided, however, that the amounts of the royalty payments shall be decreased to reflect the nature of MBI's breach and the damages caused thereby by amounts to be agreed upon by the Parties or, if the Parties are unable to reach agreement, by an independent third party with the requisite expertise selected by the Parties, the expense of which shall be borne by MBI,

                         (viii) MBI's royalty payment obligations set forth in
Section 6.3 with respect to MBI Small Molecule Drugs shall continue, provided, however, that the amounts of the royalty payments shall be increased to reflect the nature of MBI's breach

          Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote such omission.

and the damages caused thereby by amounts to be agreed upon by the Parties or, if the Parties are unable to reach agreement, by an independent third party with the requisite expertise selected by the Parties, the expense of which shall be borne by MBI,

                         (ix) MBI's obligation to reimburse Lilly for any costs
(plus interest) incurred by Lilly in the development of a ************** pursuant to Section 3.6 and MBI's royalty payment obligations, if any, with respect to each such ************** pursuant to Section 3.6 shall continue, provided, however, that the amounts of the royalty payments shall be increased to reflect the nature of MBI's breach and the damages caused thereby by amounts to be agreed upon by the Parties or if the Parties are unable to reach agreement, by an independent third party with the requisite expertise selected by the Parties, the expense of which shall be borne by MBI,

                         (x) all Program Proteins in the Selectable Pool on the
date of such termination of this Agreement by Lilly shall be deemed to be Lilly Selected Proteins and the Parties shall enter into a single license agreement that covers all such Lilly Selected Proteins, which license agreement shall conform substantially with the License Agreement, except that (A) the provisions regarding the Protein License Fee set forth in Section 6.1 of the License Agreement shall not apply, (B) the provision regarding diligence set forth in
Section 5 of the License Agreement shall not apply, and (C) Lilly's milestone payment obligations set forth in Section 6.2 of the License Agreement and royalty payment obligations set forth in Section 6.3 of the License Agreement shall continue, provided, however, that the amounts of the milestone and royalty payments shall be decreased to reflect the nature of MBI's breach and the damages caused thereby by amounts to be agreed upon by the Parties or, if the Parties are unable to reach agreement, by an independent third party with the requisite expertise selected by the Parties, the expense of which shall be borne by MBI, and

                         (xi) ***************** of the Non-Pool Program
Proteins, selected by Lilly within forty-five (45) days following the date of such termination of this Agreement by Lilly, shall be deemed to be Lilly Selected Proteins and the Parties shall enter into a single license agreement that covers all such Lilly Selected Proteins, which license agreement shall conform substantially with the License Agreement, except that (A) the provisions regarding the Protein License Fee set forth in Section 6.1 of the License Agreement shall not apply, (B) the provision regarding diligence set forth in
Section 5 of the License Agreement shall not apply, and (C) Lilly's milestone payment obligations set forth in Section 6.2 of the License Agreement and royalty payment obligations set forth in Section 6.3 of the License Agreement shall continue, provided, however, that the amounts of the milestone and royalty payments shall be decreased to reflect the stage of development of such Lilly Selected Proteins and the nature of MBI's breach and the

                                      -41-
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          Confidential Materials omitted and filed separately with the
       Securities and Exchange Commission. Asterisks denote such omission.

damages caused thereby by amounts to be agreed upon by the Parties or, if the Parties are unable to reach agreement, by an independent third party with the requisite expertise selected by the Parties, the expense of which shall be borne by MBI.

                   (c) Lilly as Breaching Party. In the event that the Breaching Party is Lilly, then upon termination of this Agreement by MBI:

                         (i) MBI's covenant not to sue set forth in Section 3.1
shall continue in effect and be deemed to be perpetual,

                         (ii) the license granted by MBI to Lilly pursuant to
Section 3.2(a) shall terminate,

                         (iii) the license granted by MBI to Lilly pursuant to
Section 3.2(b) shall terminate, except to the extent necessary for Lilly to use Program Clones that were deemed to be Lilly Accessible Program Clones prior to the date of such termination of this Agreement by MBI and Proteins encoded therein to discover, develop and commercialize Lilly Small Molecule Drugs,

                         (iv) the license granted by Lilly to MBI pursuant to
Section 3.3(a) shall terminate,

                         (v) the licenses granted by Lilly to MBI pursuant to
Sections 3.3(b)(i) and 3.3(b)(ii) shall be deemed to be perpetual and the license granted pursuant to Section 3.3(b)(i) shall be deemed to be fully paid-up,

                         (vi) *********************** granted by MBI to Lilly
pursuant to Section 3.4, the Lilly Option to Manufacture granted by MBI to Lilly pursuant to Section 3.5 and the options with respect to ***************** granted by MBI to Lilly pursuant to Section 3.6 shall terminate,

                         (vii) Lilly shall pay to Millennium an amount equal to
Lilly's share of the FTE expenses that would be incurred by MBI, but for the termination of this Agreement, in the conduct of the MBI Discovery Program for the ****** **** ***** period commencing on the date of such termination,

                         (viii) Lilly's royalty payment obligations set forth in
Section 6.2 with respect to Lilly Small Molecule Drugs shall continue, provided, however, that the amounts of the royalty payments shall be increased to reflect the nature of Lilly's breach and the damages caused thereby by amounts to be agreed upon by the Parties or, if the

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          Confidential Materials omitted and filed separately with the
       Securities and Exchange Commission. Asterisks denote such omission.

Parties are unable to reach agreement, by an independent third party with the requisite expertise selected by the Parties, the expense of which shall be borne by Lilly,

                         (ix) MBI's royalty payment obligations set forth in
Section 6.3 with respect to MBI Small Molecule Drugs shall continue, provided, however, that the amounts of the royalty payments shall be decreased to reflect the nature of Lilly's breach and the damages caused thereby by amounts to be agreed upon by the Parties or, if the Parties are unable to reach agreement, by an independent third party with the requisite expertise selected by the Parties, the expense of which shall be borne by Lilly,

                         (x) MBI's obligation to reimburse Lilly for any costs
(plus interest) incurred by Lilly in the development of a ***************** pursuant to Section 3.6 and MBI's royalty payment obligations, if any, with respect to each such ************ pursuant to Section 3.6 shall continue, provided, however, that the amounts of the royalty payments shall be decreased to reflect the nature of Lilly's breach and the damages caused thereby by amounts to be agreed upon by the Parties or if the Parties are unable to reach agreement, by an independent third party with the requisite expertise selected by the Parties, the expense of which shall be borne by Lilly, and

                         (xi) MBI shall retain all rights to all Non-Pool
Program Proteins and all Program Proteins in the Selectable Pool on the date of such termination of this Agreement by MBI, with no obligations to Lilly with respect to such Program Proteins.

         Section 9.4. Residual Rights. Upon expiration or early termination of this Agreement, all rights and obligations of the Parties shall cease, except as follows:

                  (a) Each of the Product licenses set forth in Sections 3.2(b) and 3.3.(b) shall survive and shall be deemed to be perpetual and fully paid up, provided that (i) this Agreement has not been terminated pursuant to Section 9.1, and (ii) such license has not been terminated pursuant to Section 9.3 and all payment and other obligations with respect to such license have been fulfilled;

                  (b) The obligations to pay royalties and other sums accruing hereunder up to the date of termination shall survive, provided that this Agreement has not been terminated pursuant to Section 9.1;

                  (c) The obligations of confidentiality set forth in Article IV shall survive for the period stated therein;

                   (d) The obligations for record keeping and accounting reports set forth in Article VII shall survive for so long as Products are sold. At such time after termination of this Agreement when sales or other dispositions of Products have ceased, the Party selling such Product shall render a final report along with any royalty payment due;

                   (e) MBI's and Lilly's rights to inspect books and records as described in Article VII shall survive;

                   (f) The obligations of defense and indemnity set forth in
Article X shall survive;

                   (g) Any cause of action or claim of MBI or Lilly accrued or to accrue because of any breach or default by the other Party hereunder shall survive; and

                   (h) All other terms, provisions, representations, rights and obligations contained in this Agreement that are intended to survive as specifically set forth elsewhere in this Agreement shall survive.



                                    ARTICLE X
                        PRODUCT LIABILITY INDEMNIFICATION

         Section 10.1. Indemnification by Lilly. Lilly agrees to defend MBI at Lilly's cost and expense, and will indemnify and hold MBI and its directors, officers, employees and agents (the "MBI Indemnified Parties") harmless from and against any losses, costs, damages, fees or expenses arising out of (a) any claim relating to personal injury from the development, manufacture, use, sale or other disposition of any Lilly Small Molecule Drug, and (b) any claim arising out of a failure by Lilly to manufacture any MBI Therapeutic Product, pursuant to the rights granted in Section 3.5, in conformity with specifications agreed upon by the Parties. In the event of any such claim against the MBI Indemnified Parties by any party, MBI shall promptly notify Lilly in writing of the claim and Lilly shall manage and control, at its sole expense, the defense of the claim and its settlement. The MBI Indemnified Parties shall cooperate with Lilly and may, at their option and expense, be represented in any such action or proceeding. Lilly shall not be liable for any litigation costs or expenses incurred by the MBI Indemnified Parties without Lilly's prior written authorization. In addition, Lilly shall not be responsible for the indemnification of any MBI Indemnified Party arising from any negligent or intentional acts by such party.

         Section 10.2. Indemnification by MBI. MBI agrees to defend Lilly at MBI's cost and expense, and will indemnify and hold Lilly and its directors, officers, employees and agents (the "Lilly Indemnified Parties") harmless from and against any losses, costs,

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          Confidential Materials omitted and filed separately with the
       Securities and Exchange Commission. Asterisks denote such omission.

damages, fees or expenses arising out of (a) any claim relating to personal injury from the development, manufacture, use, sale or other disposition of any MBI Small Molecule Drug, (b) any claim relating to personal injury from the development, manufacture, use, sale or other disposition of any MBI Therapeutic Product, provided that such claim does not arise out of a failure by Lilly to manufacture such MBI Therapeutic Product, pursuant to the rights granted in
Section 3.5, in conformity with specifications agreed upon by the Parties or (c) any claim relating to personal injury from the development, manufacture, use, sale or other disposition of any ************ sold by MBI, its Affiliates or its sublicensees, provided that such claim does not arise out of any action taken by Lilly or its development partner in the development and/or promotion of such ************ pursuant to Section 3.6. In the event of any such claim against the Lilly Indemnified Parties by any party, Lilly shall promptly notify MBI in writing of the claim and MBI shall manage and control, at its sole expense, the defense of the claim and its settlement. The Lilly Indemnified Parties shall cooperate with MBI and may, at their option and expense, be represented in any such action or proceeding. MBI shall not be liable for any litigation costs or expenses incurred by the Lilly Indemnified Parties without MBI's prior written authorization. In addition, MBI shall not be responsible for the indemnification of any Lilly Indemnified Party arising from any negligent or intentional acts by such party.


                                   ARTICLE XI
                    GOOD FAITH NEGOTIATION/DISPUTE RESOLUTION

         Any controversy, claim, or dispute arising out of or relating to this Agreement shall be settled if possible through good faith negotiations between the Parties. Only if such efforts are not successful shall such dispute be resolved by arbitration (if agreed by the Parties) or litigation.


                                   ARTICLE XII
                                  GOVERNING LAW

         This Agreement shall be construed and the respective rights of the Parties hereto determined according to the substantive laws of the State of Delaware notwithstanding the provisions governing conflict of laws under such Delaware law to the contrary, except matters of intellectual property law which shall be determined in accordance with the national intellectual property laws relevant to the intellectual property in question.

                                    ARTICLE XIII
                                     ASSIGNMENT


         Neither Party may assign this Agreement in whole or in part without the consent of the other, except if such assignment occurs in connection with the sale or transfer of all or substantially all of the business and assets of MBI or Lilly to which the subject matter of this Agreement pertains. Notwithstanding the foregoing, either Party may assign this Agreement in whole or in part to an Affiliate of such Party, provided, however, that, except as specifically set forth in this Agreement, MBI may not assign this Agreement in whole or in part to Millennium unless MBI ceases business operations.


                                   ARTICLE XIV
                                   INSOLVENCY

         All rights and licenses granted under or pursuant to any section of this Agreement are, and shall otherwise be, deemed to be, for purposes of
Section 365(n) of the Bankruptcy Code, licenses of rights to "intellectual property" as defined under Section 101 (35A) of the Bankruptcy Code. The Parties shall retain and may fully exercise all of their respective rights and elections under the Bankruptcy Code.


                                   ARTICLE XV
                                   AMENDMENTS

         This Agreement constitutes the entire agreement between the Parties with respect to the subject matter hereof, and supersedes all previous arrangement with respect to the subject matter hereof, whether written or oral. Any amendment or modification to this Agreement shall be made in writing signed by both Parties.

                                   ARTICLE XVI
                                     NOTICES

         Notices to MBI shall be addressed to:

                  Millennium BioTherapeutics, Inc.
                  640 Memorial Drive
                  Cambridge, Massachusetts 02139-4815

                  Attention: General Manager

                  Facsimile No.:  (617) 374-7795

with a copy to:

                  Attention:  Legal Department

         Notices to Lilly shall be addressed to:

                  Eli Lilly and Company, Inc.
                  Lilly Corporate Center
                  Indianapolis, Indiana 46285

                  Attention: Vice-President, Research Technologies and Proteins

                  Facsimile No.:  (317) 277-7979

with a copy to:

                  Attention: General Counsel

         Either Party may change its address by giving notice to the other Party in the manner herein provided. Any notice required or provided for by the terms of this Agreement shall be in writing and shall be (a) sent by registered or certified mail, return receipt requested, postage prepaid, (b) sent via a reputable overnight courier service, or (c) sent by facsimile transmission, in each case properly addressed in accordance with the paragraph above. The effective date of notice shall be the actual date of receipt by the Party receiving the same.

                                  ARTICLE XVII
                                  FORCE MAJEURE

         No failure or omission by the Parties hereto in the performance of any obligation of this Agreement shall be deemed a breach of this Agreement or create any liability if the same shall arise from any cause or causes beyond the control of the Parties, including, but not limited to, the following: acts of God; acts or omissions of any government; any rules, regulations or orders issued by any governmental authority or by any officer, department, agency or instrumentality thereof; fire; storm; flood; earthquake; accident; war; rebellion; insurrection; riot; and invasion and provided that such failure or omission resulting from one of the above causes is cured as soon as is practicable after the occurrence of one or more of the above-mentioned causes.


                                  ARTICLE XVIII
                         REPRESENTATIONS AND WARRANTIES

         Section 18.1. Representation of Authority. MBI and Lilly each represents and warrants to the other that as of the Effective Date it has full right, power and authority to enter into this Agreement, including the right to grant the licenses and sublicenses granted under Article III hereof.

         Section 18.2. Knowledge of Pending or Threatened Litigation. Each Party represents and warrants to the other that as of the Effective Date it is not aware of any pending or threatened litigation (and has not received any communication) which alleges that such Party's activities in the Field to date have violated, or by conducting its business as currently proposed under the MBI Discovery Program contemplated herein would violate, any of the intellectual property rights of any other person. To the best of each Party's knowledge as of the Effective Date, such Party's activities have not violated, or by conducting its business as currently proposed under the MBI Discovery Program contemplated herein would not violate, any of the intellectual property rights of any other person. To the best of each Party's knowledge as of the Effective Date, there is no material unauthorized use, infringement or misappropriation of any of its intellectual property rights licensed hereunder to the other Party.

         Section 18.3. Employee Obligations. Each Party represents and warrants that all of its employees, officers, and consultants have executed agreements or have existing obligations under law requiring, in the case of employees and officers, assignment to such Party of all inventions made during the course of and as the result of their association with such Party and obligating the individual to maintain as confidential Program Confidential Information and such Party's Confidential Information of a Party as well as confidential information of any party other than such Party which such Party may receive, to the extent required to support such Party's obligations under this Agreement. MBI represents and warrants that any employee of an Affiliate of MBI who participates in the conduct of the MBI Discovery Program shall have executed agreements or have existing obligations under law requiring assignment to such Affiliate of MBI of all inventions made by such employee in the course of the MBI Discovery Program and obligating such individual to maintain as confidential Program Confidential Information and both Parties' Confidential Information of a Party.

                                   ARTICLE XIX
                      PUBLIC ANNOUNCEMENTS AND PUBLICATIONS

         Section 19.1. Press Releases and Announcements. Any announcements or similar publicity with respect to the execution of this Agreement shall be agreed between the Parties in advance of such announcement. Both Parties understand that this Agreement is likely to be of significant interest to investors, analysts and others, and MBI and Lilly therefore may make such public announcements with respect thereto. The Parties agree that any such announcement will not contain confidential business or technical information and, if disclosure of confidential business or technical information is required by law or regulation, will make reasonable efforts to minimize such disclosure and obtain confidential treatment for any such information which is disclosed to a governmental agency or group. Each Party agrees to provide to the other Party a copy of any public announcement as soon as reasonably practicable under the circumstances prior to its scheduled release. Except under extraordinary circumstances, each Party shall provide the other with an advance copy of any press release at least five (5) business days prior to the scheduled disclosure. Each Party shall have the right to expeditiously review and recommend changes to any announcement regarding this Agreement or any studies carried out under this Agreement. Except as otherwise required by law, the Party whose press release has been reviewed shall remove any information the reviewing Party reasonably deems to be inappropriate for disclosure. Except as set forth in Article XIX of the License Agreement, MBI shall not have the right to make any announcement or similar publicity in regard to a Lilly Small Molecule Drug or Lilly Selected Protein without the express written approval of Lilly. Lilly shall not have the right to make any announcement or similar publicity in regard to a MBI Small Molecule Drug or MBI Therapeutic Product without the express written approval of MBI.

         Section 19.2. Publications. The Parties acknowledge and agree that scientific lead time is a key element of the value of the research to be performed under this Agreement. The Parties also acknowledge and agree that the ability to publish selected results of the research to be performed under this Agreement is essential for the recruitment and retention of scientific talent by the Parties. In order to ensure that scientific publications are strictly monitored to prevent any adverse effect of premature publication, the Joint Management Team shall establish a procedure for publication review and approval and each Party shall first submit to the Joint Management Team an early draft of all such publications, whether they are to be presented orally or in written form, at least sixty (60) days prior to submission for publication. The Joint Management

Team shall review each such proposed publication in order to avoid the unauthorized disclosure of any Confidential Information of a Party and to preserve the patentability of inventions arising from the research performed in the course of the MBI Discovery Program. If, within thirty (30) days following receipt of an advance copy of a Party's proposed publication, the Joint Management Team informs such Party that its proposed publication contains the other Party's Confidential Information of a Party, then such Party shall delete such Confidential Information of a Party from its proposed publication. If, within thirty (30) days following receipt of an advance copy of a Party's proposed publication, the Joint Management Team informs such Party that its proposed publication contains Program Confidential Information, the publication of which could be expected to have a material adverse effect on any MBI Program Know-How Patent Rights or MBI Program Know-How, then such Party shall at the election of the Joint Management Team, either (1) delete such Program Confidential Information from such Party's proposed publication or (2) delay such proposed publication sufficiently long to permit the timely preparation and filing of a patent application(s) on the information involved. If, within forty five (45) days following receipt of an advance copy of a Party's proposed publication, the Joint Management Team fails to approve of such Party's proposed publication, then such proposed publication shall be regarded as denied by the Joint Management Team and shall not be published.

                                   ARTICLE XX
                              ADDITIONAL AGREEMENTS

         Section 20.1. Independent Contractors. It is understood and agreed that the relationship between the Parties hereunder is that of independent contractors and that nothing in this Agreement shall be construed as authorization for either Lilly or MBI to act as agent for the other. Members of the Joint Management Team shall be, and shall remain, employees of MBI or Lilly, as the case may be. Neither Party shall incur any liability for any act or failure to act by members of the Joint Management Team who are employees of the other Party.

         Section 20.2. Consents Not Unreasonably Withheld. Whenever provision is made in this Agreement for either Party to secure the consent or approval of the other, that consent or approval shall not unreasonably be withheld, and whenever in this Agreement provisions are made for one Party to object to or disapprove a matter, such objection or disapproval shall not unreasonably be exercised.

         Section 20.3. No Strict Construction. This Agreement has been prepared jointly and shall not be strictly construed against either Party.

         Section 20.4. Headings. The captions or headings of the Sections or other subdivisions hereof are inserted only as a matter of convenience or for reference and shall have no effect on the meaning of the provisions hereof.

         Section 20.5. Severance of Clauses. Each Party agrees that, should any provision of this Agreement be determined by a court of competent jurisdiction to violate or contravene any applicable law or policy, such provision will be severed or modified by the court to the extent necessary to comply with the applicable law or policy, and such modified provision and the remainder of the provisions hereof will continue in full force and effect.

         Section 20.6. No Waiver. The waiver of a breach hereunder may be effected only by a writing signed by the waiving Party and shall not constitute a waiver of any other breach.

         Section 20.7. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original but all of such together shall constitute one and the same instrument.

         IN WITNESS WHEREOF, this Agreement is executed this 28th day of May, 1997, to be effective as of the Effective Date.


ELI LILLY  COMPANY, INC.                   MILLENNIUM BIOTHERAPEUTICS, INC.



                                           /s/John M. Maraganore
---------------------------------          -------------------------------------
                                           John M. Maraganore, Ph.D.

Executive Vice President
---------------------------------
         Title

  May 28, 1997                               May 28, 1997
---------------------------------          -------------------------------------
Date                                       Date




         Millennium hereby agrees to (a) guarantee the obligations of MBI under this Agreement for the term of the MBI Discovery Program, and (b) to transfer and/or license such of its assets and to make available such of its personnel, facilities, technology, equipment and other resources as are necessary to enable MBI to fulfill MBI's obligations under this Agreement.


                                                    /s/Steven H. Holzman
                                                    ----------------------------
                                                    Steven H. Holtzman

                                                    Chief Business Officer
                                                    ----------------------------
                                             Title

                                                    5/28/97
                                                    ----------------------------
                                                    Date

                                    EXHIBIT A

                                  PROGRAM PLAN




      Exhibit A contains Confidential Materials which have been deleted and filed separately with the Securities and Exchange Commission.

          Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote such omission.

                                    EXHIBIT B
                              EXISTING TANGO TECHNOLOGY

cDNA LIBRARIES

*****              *********************

*****              *********************

*****              *********************

*****              *********************

*****              *********************

*****              *********************

*****              *********************

*****              *********************

*****              *********************

*****              *********************

*****              *********************

*****              *********************

*****              *********************

*****              *********************

*****              *********************

*****              *********************

*****              *********************

*****              *********************

          Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote such omission.

*********************

**********        ***********

**********        ***********

**********        ***********

**********        ***********

**********        ***********

**********        ***********

**********        ***********

**********        ***********

**********        ***********

**********        ***********

**********        ***********

**********        ***********

**********        ***********

**********        ***********

**********        ***********

**********        ***********

**********        ***********

**********        ***********

**********        ***********

          Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote such omission.


*****************************

***                          ***********

***                          ***********

***                          ***********

***                          ***********

***                          ***********

***                          ***********

***                          ***********

***                          ***********


TANGO PROTEIN CANDIDATES

*****
*********** also known as********** is a novel ******************************, originally isolated by ****************************** in the
************************************************************ have been
*************** of the *************** has been ******************************
have been *************** in which the *************** has been ***************
was recently published as ***************. Our own data is in press at Nature.

*****
********** also known as ************************** is a novel ***************
of the ***************. Originally isolated by**********************************
have since been *************** to completion. ******************************
have been ***************.

          Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote such omission.

We have demonstrated ****************************************** and differential effects of ********************************************* in the
****************************** close to the ***************

*****
************************** was isolated ****************************************
since derived. ********************************************* is a member of the
***************

*****

********* is a member of the ***************. Originally isolated by************
***************************************************************************
****************************** have been built for****************************

*****
**************************** originally isolated as an ************************
********************************************************************** have been
****************************** are being made.

*****
****************************** was originally isolated by ***************
************************************** in the ****************************** has
been isolated and a *********************************************

*****
****************************** was originally isolated by ***************
*************************************************************************** and
exists in ****************************** is in ******** to test for the presence of ***************. As such, ****************************** will be useful to
*************** and, as ****************************** have been made.
Preliminary results suggest that ********************************************

*****
************************ was originally isolated by****************************
are involved in early *************** is in the process of full ***************

*****
************************************************************ was isolated from a
****************************** although ****************************************
are being isolated.

*****

          Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote such omission.

********************************************* was isolated by ***************
********************************************************************************
** are being isolated.

*****
********************************************* was isolated by ***************
************************************** might therefore by useful in treatment of
*************************** in the *********************************************

*****
*************************************************************************** is a
*************************** of the ****************************** the ability to
********************************************* is currently being prepared.

*****
******************************************* and was isolated by ***************
********************************************************************************
***************** is being derived.

          Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote such omission.

                                    EXHIBIT C

                            PTAC APPROVAL INFORMATION



I. Purpose: Approve or reject new compounds, including therapeutic Proteins, proposed for project team status following review of available scientific and marketing data.

II.      Required Information for Project Team Approval
         -    Rationale for therapy
         -    Chemistry
         -    Manufacturing
         -    Patent considerations
         -    Pharmacology
         -    Toxicology
         -    Clinical strategy
         -    Marketing assessment

           PROJECT TEAM APPROVAL COMMITTEE (PTAC) INFORMATION

I. Manufacturing: Data should include enough information to demonstrate that a viable route for the production of the compound for clinical testing and marketing has been established.

II. Patents: Information to determine patentability of the candidate compound on a worldwide basis.

III. Pharmacology: Preclinical pharmacology ****************************** demonstrating potential utility in a therapeutic area. This data should include dose response information.

IV. A.D.M.E.: *************** need to be shown they are bioavailable through a *************** Data should include a correlation between
         *********************************************

V.       Toxicology: Preliminary toxicology should generally include
         **************************************************